                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                            Nuveen Investment Trust
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              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
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                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                    Date of reporting period: June 30, 2005
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Nuveen Investments
Value and Balanced Funds
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                                               Annual Report dated June 30, 2005
                                             -----------------------------------

For investors seeking long-term growth potential.

[PHOTO]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

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Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its shares in Nuveen to us or to others. These transactions have had and will have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Manager Comments Nuveen NWQ Multi-Cap Value Fund

  The Nuveen NWQ Multi-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about the Fund's performance during the 12-month reporting period ended June 30, 2005.

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What were the general market conditions during this reporting period?

Last summer the U.S. stock market seemed stuck in a very tight trading range as investors worried about the outcome of the Presidential election, the risk of some terrorist event disrupting the election, and the ever-rising price of oil. However, once the election uncertainty was over, and some weakness in oil prices appeared, stocks surged ahead to end the year at their highs. Stocks were somewhat vulnerable entering 2005 as concerns of economic growth began to surface due to escalating commodity prices and rising short-term interest rates. The market worked its way lower for the first four and a half months of the year before a meaningful rally, starting in mid-May, erased the earlier declines and produced small gains for the first half of the year. For the past twelve months, value stocks significantly outperformed growth across all capitalization ranges, while mid-capitalization stocks significantly outperformed their large and small capitalization counterparts (in the Russell stock indices). The biggest surprise has been the yields on longer maturity bonds, which have declined despite the Federal Reserve raising the Federal Funds rate 2.25 percent since June 2004.

How did the Fund perform during the 12 months ended June 30, 2005?

We are pleased to report results that exceeded our Lipper Multi-Cap Value peer group for the twelve months ended June 30, 2005. The Fund's results, as well as the performance of several benchmarks, are available in the accompanying table. We credit our opportunistic investment approach and strong gains in our energy, industrial commodity stocks, and several other individual positions for our positive returns. Our under exposure in utility and retail stocks contributed to our underperformance relative to the Russell 3000 Value Index.

What was your strategy in managing the Fund during the reporting period?

We employed a consistent opportunistic approach to investing, utilizing a bottom-up strategy that focused on trying to identify attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just its income statement. We continue to believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given market conditions, how did you apply this management strategy?

Although we continue to be bullish on mortgage stocks, we took some profits in Countrywide Financial Corp. and IndyMac Bancorp, Inc. during the period as both stocks have appreciated greatly since purchased. We continue to have significant exposure to the mortgage industry as we believe investors are underestimating the earnings sustainability of many of these companies in a rising interest rate environment. In the energy sector, we eliminated our positions in ConocoPhillips and Transocean Inc. based on

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The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 6/30/05
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                                                               Since
                                                             Inception
                                               1-Year 5-Year (11/4/97)
                                               -----------------------
         Nuveen NWQ Multi-Cap Value Fund
          A Shares at NAV                      12.20% 15.29%    12.72%
          A Shares at Offer                     5.76% 13.93%    11.85%
         Lipper Multi-Cap Value Funds Index/1/ 10.72%  6.22%     5.99%
         Russell 3000 Value Index/2/           14.09%  7.23%     7.28%
         S&P 500 Index/3/                       6.32% -2.37%     8.75%
         -------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

valuation concerns, and took a new stake in Nexen, Inc., a mid-sized exploration company with several non-producing discoveries and future projects that we believe are not being correctly valued by the market. We also tendered approximately one-third of our Kerr-McGee Corp. shares back to the company at $85, and repurchased the shares in the open market at a much lower price. We increased our cyclical exposure with the addition of steel companies International Steel Group, Korean-based POSCO, and U.S. Steel Corp., as well as heating and ventilation firm, York International Corp. International Steel Group was later acquired by Mittal Steel Company N.V. Lastly, we purchased shares of Freescale Semiconductor, Inc. on its initial public offering (spun-off from Motorola Inc.), and added Dow Jones & Company, Inc. and Viacom Inc. to the portfolio based on their attractive valuations and fundamentals.

Were there any specific sector concentrations, security selections, or other factors that provided a significant positive impact on Fund performance over the reporting period?

Portfolio performance for the past twelve months reflects our opportunistic investment approach, favorable stock selection, and several positions that performed well. Our energy investments made significant contributions to performance as high crude prices, as well as expectations that higher than historical prices are sustainable, contributed to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Our holdings in the sector include Kerr-McGee Corp., Nexen, Inc., and Noble Energy, Inc., as well as ConocoPhillips and Transocean Inc., the latter two of which were eliminated from the portfolio during the year due to valuation concerns. International Steel Group and Korean-based POSCO, two positions added to the portfolio during the year,


--------------------------------------------------------------------------------

1The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
also appreciated sharply due to their compelling valuations and the attractive fundamentals of the global steel industry. International Steel Company agreed to be acquired by Mittal Steel Company last October. Also in the materials sector, our position in Barrick Gold Corp. ended the period much higher, supported by higher gold prices and healthy company fundamentals.

Our investment in Aetna Inc. appreciated strongly as the company continues to benefit from a series of factors that are very favorable for the operating environment in the managed care industry, including moderating medical cost trends, rising premium yields, and greater operating leverage due to technology upgrades and industry consolidation. Aetna also continues to make positive strides in its restructuring initiatives focused on increasing profitability and market share, and is using its strong free cash flows to repurchase shares and make strategic acquisitions. Our tobacco stocks of Altria Group, Inc. and Loews Corp. rose as valuations became much more attractive due to favorable litigation developments in two of the major cases against the industry (Department of Justice and Engel). The stocks were also bolstered by the formal acknowledgement by Altria Group that it will seek to separate its businesses in order to increase shareholder value. Similarly, shares of Liberty Media gained after the company announced that it will spin-off its stake in The Discovery Channel to shareholders in a tax-free transaction in order to unlock shareholder value.

In the technology sector, Freescale Semiconductor, Inc. appreciated substantially as improving chip inventories, a favorable sales mix, and cost cuts are driving higher earnings and margins. We continue to be encouraged by Freescale's business execution and improving profitability since the company was spun-off from Motorola Inc. last year. Comverse Technology, Inc. outperformed due to their healthy fundamentals and well-established position to capitalize on the strong growth of cellular data traffic and messaging services, while investors drove shares of Sprint Corp. higher due to its attractive valuation and improved business outlook following their unexpected merger announcement with Nextel Communications. The combined companies will form the nation's third largest wireless provider and give Sprint access to Nextel's highly lucrative business customers. Finally, our position in Toys "R" Us gained after the company received an unexpected take over offer from a group of private capital firms and real estate specialists.

Were there any specific concentrations, securities, or factors that hurt overall Fund performance during the reporting period?

Our investment in auto parts supplier, Delphi Corp., was a terrible performer. Fortunately, this stock was a relatively small position, and we had no other direct positions in the auto or auto parts industries. While Delphi made positive strides on several key initiatives, including addressing its pension liability, reducing costs, growing its non-GM business, and introducing new products, its situation deteriorated after the company announced it had to restate earnings due to improper accounting practices related to its rebates from suppliers. Delphi fired its Chief Financial Officer (who we previously expected to become CEO), and its Chief Executive Officer announced his retirement. The company faces strong headwinds that could make a recovery in its stock price very difficult. These headwinds include rising steel costs, slowing auto sales, and declining GM market share. Therefore, we elected to eliminate the position from the portfolio, and took a loss on our investment.

Fannie Mae, a financier of home mortgages, underperformed due to accounting issues and uncertainty regarding proposed legislation granting broader authority to a new government regulator. These developments could potentially limit the company's ability to grow going forward; however, we do not believe they alter the strong economics of the company. Our paper stocks, which include Bowater Inc., Sappi Limited, and Packaging Corp. of America, also declined due to soft demand and pricing pressures in the paper industry. The industry is also facing some upcoming capacity issues as new pulp mills in China and Latin


                             Annual Report  Page 4

America are projected to come online much sooner than expected. Our position in insurance-broker Aon Corp. fell considerably in mid-October when New York Attorney General Eliot Spitzer announced his investigation of the insurance industry. Under scrutiny was the practice of contingent commissions, compensating brokers for steering business to certain insurance providers, and bid rigging. Although there was no evidence that Aon Corp. colluded with insurance providers to set bid prices (i.e. bid-rigging), the company did accept contingent commissions which were disclosed to its clients. The company paid a financial settlement and has discontinued its practice of accepting contingent commissions. Aon Corp.'s stock has since recovered to near its pre-investigation levels. Shares of Friedman, Billings, Ramsey Group, Inc. underperformed on concerns the company may have to lower future dividend payments due to weakness in its merchant banking business, and lower spreads on its mortgage-backed securities portfolio. Investors were also disappointed by the departure of one of the firm's co-founders. We believe the issues are temporary, and expect the dividend yield to remain attractive.

Although the shares have recovered from their lows, Agilent Technologies, Inc. and Mattson Technology, Inc. fell sharply due to inventory issues in the semiconductor industry. Inventory levels had become bloated due to optimistic sales forecasts which failed to materialize. The stocks began to recover as valuations became more compelling and industry conditions showed signs of stabilization. There is also speculation that Agilent Technologies will monetize its semiconductor division in order to increase shareholder value. Divesting itself of its volatile semiconductor business will help Agilent stabilize its earnings and cash flow, and should eliminate the discount associated with the firm's valuation. Also in the technology sector, shares of SonicWall, Inc. declined in value as the company faces increased competition and pricing pressures in its core Internet security software business. The company has a strong cash position that has provided some downside protection and management has announced that it will buy back its stock to increase shareholder value, a strategy we have strongly encouraged them to pursue.


                             Annual Report  Page 5

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     Nuveen NWQ Multi-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                 [CHART]
          Nuveen NWQ
           Multi-Cap     Nuveen NWQ   Lipper Multi-     Russell
          Value Fund  Multi-Cap Value   Cap Value     3000 Value      S&P
           (Offer)       Fund (NAV)    Funds Index       Index     500 Index
          ----------     ----------   ------------    ----------   ---------
 11/4/97   $ 9,425        $10,000       $10,000        $10,000      $10,000
11/30/97     9,075          9,628        10,213         10,409       10,463
12/31/97     9,337          9,906        10,436         10,718       10,643
 1/31/98     9,250          9,814        10,412         10,563       10,761
 2/28/98     9,926         10,532        11,128         11,266       11,537
 3/31/98    10,668         11,319        11,628         11,933       12,128
 4/30/98    10,854         11,516        11,693         12,011       12,250
 5/31/98    10,325         10,955        11,433         11,809       12,039
 6/30/98    10,558         11,202        11,421         11,940       12,528
 7/31/98    10,076         10,690        10,979         11,664       12,395
 8/31/98     8,258          8,762         9,299          9,920       10,603
 9/30/98     8,670          9,199         9,684         10,489       11,283
10/31/98     9,402          9,975        10,481         11,260       12,200
11/30/98     9,682         10,272        10,934         11,766       12,939
12/31/98    10,004         10,614        11,115         12,164       13,685
 1/31/99    10,437         11,073        11,154         12,232       14,257
 2/28/99     9,971         10,579        10,894         12,008       13,813
 3/31/99    10,489         11,129        11,195         12,232       14,366
 4/30/99    11,641         12,351        12,190         13,373       14,922
 5/31/99    11,809         12,529        12,127         13,265       14,570
 6/30/99    12,166         12,908        12,517         13,657       15,378
 7/31/99    11,671         12,383        12,092         13,263       14,898
 8/31/99    11,111         11,788        11,676         12,772       14,825
 9/30/99    10,683         11,334        11,172         12,339       14,419
10/31/99    11,191         11,874        11,518         12,979       15,332
11/30/99    11,378         12,072        11,513         12,889       15,643
12/31/99    12,060         12,796        11,775         12,972       16,565
 1/31/00    11,218         11,902        11,268         12,555       15,733
 2/29/00    10,395         11,029        10,675         11,736       15,436
 3/31/00    12,073         12,810        11,804         13,063       16,945
 4/30/00    11,756         12,473        11,781         12,926       16,435
 5/31/00    12,001         12,734        11,945         13,040       16,098
 6/30/00    11,566         12,272        11,686         12,511       16,496
 7/31/00    11,688         12,401        11,785         12,684       16,239
 8/31/00    12,517         13,280        12,533         13,381       17,247
 9/30/00    12,400         13,157        12,359         13,491       16,336
10/31/00    12,704         13,479        12,653         13,797       16,268
11/30/00    12,194         12,938        12,186         13,299       14,986
12/31/00    13,426         14,245        12,912         14,013       15,059
 1/31/01    13,761         14,601        13,400         14,089       15,594
 2/28/01    13,482         14,305        13,032         13,722       14,172
 3/31/01    13,394         14,211        12,575         13,256       13,273
 4/30/01    13,852         14,697        13,390         13,903       14,305
 5/31/01    14,166         15,030        13,686         14,218       14,400
 6/30/01    14,181         15,046        13,454         13,965       14,050
 7/31/01    14,434         15,315        13,437         13,916       13,913
 8/31/01    14,042         14,899        12,938         13,393       13,042
 9/30/01    12,847         13,631        11,612         12,413       11,988
10/31/01    12,827         13,610        11,852         12,334       12,217
11/30/01    13,765         14,605        12,710         13,063       13,154
12/31/01    14,208         15,074        13,078         13,406       13,270
 1/31/02    14,402         15,281        12,908         13,322       13,076
 2/28/02    14,498         15,383        12,739         13,348       12,824
 3/31/02    15,274         16,206        13,389         14,007       13,306
 4/30/02    15,535         16,482        12,995         13,601       12,500
 5/31/02    15,542         16,491        12,982         13,627       12,407
 6/30/02    14,333         15,207        11,989         12,883       11,524
 7/31/02    12,926         13,715        10,994         11,632       10,626
 8/31/02    13,285         14,095        11,169         11,710       10,695
 9/30/02    11,200         11,883         9,958         10,440        9,533
10/31/02    12,008         12,741        10,491         11,169       10,371
11/30/02    13,518         14,342        11,272         11,885       10,982
12/31/02    12,951         13,741        10,775         11,369       10,338
 1/31/03    13,259         14,068        10,553         11,091       10,067
 2/28/03    12,676         13,449        10,282         10,790        9,916
 3/31/03    12,698         13,472        10,321         10,815       10,012
 4/30/03    13,996         14,850        11,218         11,772       10,837
 5/30/03    15,988         16,963        12,156         12,563       11,408
 6/30/03    16,065         17,045        12,245         12,724       11,554
 7/31/03    16,395         17,395        12,414         12,945       11,757
 8/31/03    17,011         18,049        12,802         13,168       11,987
 9/30/03    16,736         17,757        12,655         13,038       11,860
10/31/03    17,671         18,749        13,352         13,855       12,531
11/30/03    17,814         18,901        13,637         14,070       12,641
12/31/03    19,069         20,232        14,307         14,909       13,304
 1/31/04    19,759         20,965        14,609         15,190       13,548
 2/29/04    20,438         21,685        14,888         15,514       13,737
 3/31/04    20,404         21,649        14,759         15,405       13,529
 4/30/04    19,759         20,965        14,487         14,995       13,317
 5/31/04    20,042         21,265        14,555         15,150       13,499
 6/30/04    21,004         22,286        14,966         15,539       13,761
 7/31/04    20,303         21,541        14,538         15,278       13,306
 8/31/04    20,347         21,589        14,589         15,491       13,359
 9/30/04    21,151         22,441        14,883         15,762       13,503
10/31/04    20,992         22,273        15,078         16,022       13,710
11/30/04    22,588         23,966        15,868         16,884       14,265
12/31/04    23,245         24,664        16,441         17,434       14,750
 1/31/05    22,685         24,069        16,083         17,092       14,390
 2/28/05    23,441         24,871        16,507         17,639       14,692
 3/31/05    22,857         24,251        16,273         17,387       14,432
 4/30/05    22,343         23,706        15,884         17,027       14,158
 5/31/05    23,395         24,822        16,400         17,489       14,608
 6/30/05    23,566         25,003        16,602         17,730       14,629


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ Multi-Cap Value Fund compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Multi-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.60   $20.37   $20.37   $20.55
               --------------------------------------------------
               Inception Date 12/09/02 12/09/02 12/09/02 11/04/97
               --------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.


                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                12.20%      5.76%
                        ------------------------------------------
                        5-Year                15.29%     13.93%
                        ------------------------------------------
                        Since Inception       12.72%     11.85%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                11.35%      7.35%
                        ------------------------------------------
                        5-Year                14.45%     14.33%
                        ------------------------------------------
                        Since Inception       11.88%     11.88%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                11.35%
                        ------------------------------------------
                        5-Year                14.45%
                        ------------------------------------------
                        Since Inception       11.88%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                12.43%
                        ------------------------------------------
                        5-Year                15.60%
                        ------------------------------------------
                        Since Inception       13.01%
                        ------------------------------------------

                  Top Five Stock Holdings/1/
                  Computer Associates International, Inc. 6.2%
                  --------------------------------------------
                  Noble Energy, Inc.                      4.6%
                  --------------------------------------------
                  Countrywide Financial Corporation       4.1%
                  --------------------------------------------
                  Kerr-McGee Corporation                  4.1%
                  --------------------------------------------
                  IndyMac Bancorp, Inc.                   4.0%
                  --------------------------------------------

Portfolio Allocation/1/
                                    [CHART]

 Equities                         92.8%
 Repurchase Agreements             7.2%

               Portfolio Statistics
               Net Assets ($000)                         $423,935
               --------------------------------------------------
               Average Market Capitalization (Stocks) $24 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Expense Ratio/2/                             1.36%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2005.

                             Annual Report  Page 7

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Multi-Cap Value Fund

================================================================================


                          Portfolio Diversification/1/
                          Financials             31.5%
                          ----------------------------
                          Information Technology 13.6%
                          ----------------------------
                          Energy                 10.5%
                          ----------------------------
                          Materials               9.8%
                          ----------------------------
                          Industrials             9.6%
                          ----------------------------
                          Consumer Discretionary  8.8%
                          ----------------------------
                          Consumer Staples        5.0%
                          ----------------------------
                          Repurchase Agreements   7.2%
                          ----------------------------
                          Other Sectors           4.0%
                          ----------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,013.80 $1,009.90 $1,009.90 $1,014.80   $1,018.00 $1,014.33 $1,014.28 $1,019.19
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.84 $   10.52 $   10.56 $    5.65   $    6.85 $   10.54 $   10.59 $    5.66
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.37%, 2.11%, 2.12% and 1.13% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 8

  Portfolio Managers' Comments Nuveen Large-Cap Value Fund,

  Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond
  Fund

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
  (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management (NAM). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the 12-month reporting period ended June 30, 2005.

--------------------------------------------------------------------------------

What were some of the most significant market factors affecting the Funds' performance during the 12-month reporting period ended June 30, 2005?

One especially notable influence on performance was the steadily rising cost of oil, which began the period priced below $40 per barrel but finished it close to $60 per barrel. Despite the negative influence of higher oil prices, the economy continued to grow steadily, if somewhat slower than in recent years. U.S. gross domestic product, a measure of the goods and services produced in the nation, expanded at an annualized rate of 3.8 percent during the first quarter of 2005. A major boost to the economy continued to come from the real estate sector, with housing prices benefiting from still historically low interest rates.

As the economy grew, so did the Federal Reserve Board's concern that a too-rapid expansion could lead to much higher inflation. The Fed addressed this concern by raising short-term interest rates. The first increase to the federal funds rate came the day before the reporting period began. Eight more increases followed, bringing short-term rates to 3.25 percent on June 30, 2005, two percentage points higher than when the period began. Inflation, meanwhile, did trend upward during the period, thanks in large part to rising energy costs, but did not rise to the extent feared.

Against this generally favorable economic backdrop, corporate profits remained strong, no longer growing as quickly as in recent years but still increasing in absolute terms. While U.S. auto manufacturers were a notable exception to this trend, energy companies were particularly profitable because oil prices remained far above the companies' "break-even" point. With corporate earnings generally solid, the markets turned in positive performance throughout the period. Small-cap stocks continued to outperform their larger counterparts, but the trend reversed itself at times during the past 12 months, particularly during the first quarter of 2005.

How did the Funds perform during the past twelve months?

The table on the next page provides performance information for the three Funds for the 12-month reporting period ended June 30, 2005. The table also compares the Funds' performance to appropriate benchmarks.

All three Funds outperformed the broad stock market, as measured by the Standard & Poor's 500 Index (S&P 500), during the past 12 months. The Funds benefited from strong stock selection relative to the broad market during the period, as well as from our value-oriented management approach during a continued favorable environment for that style of investing. The Funds' equity portfolios, however, trailed the Russell 1000 Value Index, which measures the performance of large-cap value stocks. Much of this underperformance came from stock selection, meaning that the securities we owned went up less than those in the Russell index. Another negative factor was that large-cap stocks significantly trailed their smaller peers during the fourth quarter of 2004 and the second quarter of 2005. Because the Funds tend to own some of the very largest of the large-cap stocks, this trend detracted from relative performance.

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 9

Class A Shares
Average Annual Total Returns as of 6/30/05
--------------------------------------------------------------------------------

                                                            Since
                                                          inception
                                            1-Year 5-Year (8/7/96)
                                            -----------------------
             Nuveen Large-Cap Value Fund
              A Shares at NAV               10.51%  3.55%     8.71%
              A Shares at Offer              4.14%  2.33%     7.99%
             Lipper Large-Cap Value Funds
               Index/1/                      8.75%  1.93%     8.46%
             Russell 1000 Value Index/2/    14.06%  6.56%    11.05%
             S&P 500 Index/3/                6.32% -2.37%     8.75%
             ------------------------------------------------------
             Nuveen Balanced Municipal and
               Stock Fund
              A Shares at NAV                7.91%  2.86%     5.66%
              A Shares at Offer              1.70%  1.65%     4.95%
             Lipper Balanced Funds Index/4/  7.12%  2.70%     7.67%
             Lehman Brothers 10-Year
               Municipal Bond Index/5/       7.65%  6.75%     6.36%
             S&P 500 Index/3/                6.32% -2.37%     8.75%
             ------------------------------------------------------
             Nuveen Balanced Stock and Bond
               Fund
              A Shares at NAV                8.33%  4.38%     7.62%
              A Shares at Offer              2.10%  3.15%     6.91%
             Lipper Balanced Funds Index/4/  7.12%  2.70%     7.67%
             Lehman Brothers Intermediate
               Treasury Index/6/             3.86%  5.88%     5.89%
             S&P 500 Index/3/                6.32% -2.37%     8.75%
             ------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2005, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both financial statement and income tax purposes.

What was your approach to managing the equity portion of the Funds?

Our management approach continued to be to look for high-quality companies offering strong balance sheets, strong cash flows, and solid financial positions. We emphasized stocks with a high dividend yield and whose dividends have grown over time. Our management approach remained "bottom up", meaning we choose stocks one-by-one based on their fundamentals and not because we expect certain sectors to outperform. We especially favored companies with catalysts that we believed could drive their shares higher over the next year to 18 months.

Throughout the period, we continued to invest in companies we believed were benefiting from tight supplies and heavy demand for their products. For example, we owned a number of energy stocks, including ConocoPhillips, Occidental Petroleum Corp., Marathon Oil Corp., Exxon Mobil Corp., Halliburton Co., BP Amoco, National Oilwell Varco, Inc., and Amerada Hess, whose earnings have risen in line with oil prices. We also owned companies we believed were positioned to benefit from the growing demand for foodstuffs. Two significant plays on this theme were Archer-Daniels-Midland Co., one of the world's

--------------------------------------------------------------------------------

1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2005. The since inception data for the index represents returns for the period 8/31/96 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Balanced Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2005. The since inception data for the index represents returns for the period 8/31/96 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                            Annual Report  Page 10
largest food producers, and Deere & Company, a maker of farm equipment. Railroad stocks represented a third area of emphasis. We saw such rail carriers as CSX Corp., Canadian Pacific Railway, and Norfolk Southern Corp. as cost-effective, fuel-efficient alternatives to road transportation.

Which stocks performed well for the Funds during this 12-month reporting period?

Four of the Funds' five best performers in absolute terms were energy stocks, not surprising with oil prices rising so sharply during the period. In particular, ConocoPhillips, Occidental Petroleum Corp., Marathon Oil Corp., and Exxon Mobil Corp. all were strong performers. Outside the energy sector, Altria Group, Inc. was another favorable investment. Food and tobacco giant Altria, formerly Philip Morris, benefited from optimism that the company would generate value for shareholders by spinning off its Kraft Foods division. Altria, which controls approximately half of the U.S. cigarette market, also benefited from an increasingly favorable litigation environment for its tobacco business.

Which stocks fell short of your expectations?

Large-cap drug maker Pfizer lost considerable value toward the end of 2004 as the company faced safety questions surrounding its Celebrex and Bextra pain-management drugs. Seeing limited opportunities for appreciation, we liquidated the Funds' positions in Pfizer early in 2005. Longtime fund holding Tyco International also detracted from results. The industrial conglomerate's shares fell after the company issued a disappointing earnings report. However, we continued to maintain our holdings in Tyco because we were still attracted to the company's cash-generation potential and new management team. A third disappointment was Clear Channel Communications, the largest radio station owner in the United States. We sold our stake in Clear Channel because of the lack of a recovery in radio advertising spending, the primary source of Clear Channel's revenues. Of final note, BASF, the world's leading chemical company, declined in response to a worldwide reduction in commodity chemical prices and a large inventory buildup at the customer level. However, we continued to like the company's significant stock buyback program and solid dividend yield, and continued to hold BASF in the portfolio.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

We positioned the municipal portfolio's duration to be somewhat shorter than that of our benchmark. In light of the Fed's short-term rate hikes, we believed a somewhat defensive stance was prudent to moderate volatility. While being positioned defensively wound up detracting from performance as long-term rates somewhat surprisingly fell during the period, strong security selection more than made up for the difference. In other words, we successfully identified attractive income-producing securities that, because of their shorter duration, were less volatile than the market.

Another positive impact on performance came from narrowing credit spreads (the difference in market yield of high grade and lower-grade bonds), indicating extremely strong demand for lower-rated securities. With more than a quarter of the municipal portion of the portfolio invested in lower-rated (BBB) bonds at period end, the Fund benefited from this broad market trend. As the period progressed, new purchases tended to focus on higher-rated bonds, which we believed offered our shareholders better relative value. At period end, 56% of the Balanced Municipal and Stock Fund was invested in municipal bonds and 44% was invested in stocks.

How did you manage the Treasury portion of the Balanced Stock and Bond Fund?

It was managed conservatively throughout the past 12 months. The portfolio's maturity structure remained relatively short compared to its benchmarks, consistent with our expectation that the Federal Reserve was likely to continue raising short-term interest rates. However, the extreme flattening of the yield curve, indicating rising short-term rates and falling long-term rates, detracted from results during the past 12 months. We still expect the Fed to continue to move short-term interest rates higher, which eventually should place upward pressure on long-term yields and widen credit spreads.


                            Annual Report  Page 11

     Nuveen Large-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]
              Nuveen       Nuveen
             Large-Cap   Large-Cap
            Value Fund   Value Fund    S&P 500   Russell 1000  Lipper Large-Cap
              (NAV)       (Offer)       Index    Value Index  Value Funds Index
            ----------  ----------     -------   -----------   ----------------
 8/31/1996   $10,000      $ 9,425      $10,000     $10,000          $10,000
 9/30/1996    10,414        9,815       10,562      10,398           10,490
10/31/1996    10,864       10,239       10,854      10,800           10,711
11/30/1996    11,638       10,969       11,673      11,583           11,478
12/31/1996    11,371       10,717       11,442      11,435           11,284
 1/31/1997    11,951       11,264       12,156      11,990           11,854
 2/28/1997    12,036       11,344       12,252      12,166           11,949
 3/31/1997    11,784       11,106       11,749      11,728           11,493
 4/30/1997    12,360       11,650       12,450      12,221           12,004
 5/31/1997    13,026       12,277       13,208      12,904           12,695
 6/30/1997    13,617       12,834       13,799      13,457           13,225
 7/31/1997    14,626       13,785       14,896      14,469           14,222
 8/31/1997    14,007       13,201       14,062      13,954           13,613
 9/30/1997    14,776       13,926       14,832      14,797           14,310
10/31/1997    14,356       13,531       14,337      14,384           13,878
11/30/1997    14,368       13,542       15,001      15,020           14,333
12/31/1997    14,496       13,662       15,258      15,459           14,497
 1/31/1998    14,577       13,739       15,427      15,239           14,517
 2/28/1998    15,670       14,769       16,539      16,265           15,472
 3/31/1998    16,030       15,109       17,385      17,260           16,159
 4/30/1998    16,473       15,526       17,560      17,376           16,324
 5/31/1998    16,479       15,532       17,258      17,119           16,046
 6/30/1998    16,555       15,603       17,959      17,338           16,347
 7/31/1998    15,949       15,032       17,768      17,032           16,064
 8/31/1998    13,332       12,565       15,202      14,498           13,871
 9/30/1998    13,801       13,008       16,176      15,330           14,538
10/31/1998    14,715       13,869       17,490      16,518           15,703
11/30/1998    15,371       14,487       18,550      17,288           16,504
12/31/1998    15,932       15,016       19,618      17,876           17,141
 1/31/1999    16,723       15,761       20,438      18,019           17,425
 2/28/1999    16,104       15,178       19,803      17,765           17,026
 3/31/1999    16,577       15,624       20,595      18,133           17,544
 4/30/1999    17,945       16,913       21,393      19,826           18,577
 5/31/1999    17,889       16,861       20,888      19,608           18,259
 6/30/1999    18,605       17,535       22,047      20,177           19,065
 7/31/1999    17,704       16,686       21,359      19,586           18,523
 8/31/1999    17,154       16,167       21,253      18,859           18,186
 9/30/1999    16,824       15,857       20,671      18,201           17,513
10/31/1999    17,608       16,596       21,979      19,249           18,357
11/30/1999    17,890       16,862       22,426      19,099           18,422
12/31/1999    18,264       17,214       23,746      19,191           18,989
 1/31/2000    17,990       16,956       22,553      18,565           18,186
 2/29/2000    17,317       16,322       22,126      17,186           17,420
 3/31/2000    18,547       17,480       24,289      19,282           19,016
 4/30/2000    18,467       17,405       23,559      19,059           18,805
 5/31/2000    18,301       17,249       23,075      19,259           18,818
 6/30/2000    17,615       16,602       23,644      18,379           18,611
 7/31/2000    17,477       16,472       23,276      18,608           18,527
 8/31/2000    18,425       17,365       24,721      19,643           19,600
 9/30/2000    18,620       17,549       23,416      19,824           19,290
10/31/2000    19,192       18,088       23,317      20,311           19,444
11/30/2000    18,721       17,645       21,480      19,558           18,610
12/31/2000    19,627       18,499       21,585      20,538           19,360
 1/31/2001    19,956       18,809       22,351      20,616           19,521
 2/28/2001    19,700       18,567       20,313      20,043           18,580
 3/31/2001    18,866       17,781       19,025      19,335           17,857
 4/30/2001    19,940       18,793       20,503      20,282           18,870
 5/31/2001    20,333       19,163       20,641      20,739           19,174
 6/30/2001    19,555       18,431       20,139      20,278           18,652
 7/31/2001    19,459       18,340       19,942      20,236           18,525
 8/31/2001    18,449       17,389       18,694      19,424           17,658
 9/30/2001    17,504       16,497       17,183      18,057           16,281
10/31/2001    17,752       16,731       17,511      17,902           16,387
11/30/2001    18,618       17,547       18,854      18,942           17,437
12/31/2001    19,174       18,071       19,020      19,389           17,700
 1/31/2002    18,595       17,526       18,743      19,239           17,373
 2/28/2002    18,410       17,351       18,381      19,270           17,277
 3/31/2002    19,125       18,026       19,072      20,182           18,039
 4/30/2002    18,571       17,503       17,916      19,489           17,271
 5/31/2002    18,595       17,526       17,784      19,587           17,293
 6/30/2002    17,140       16,154       16,517      18,463           16,088
07/31/2002    15,741       14,836       15,231      16,746           14,698
08/31/2002    15,854       14,942       15,330      16,873           14,796
09/30/2002    13,755       12,964       13,663      14,997           13,086
10/31/2002    14,173       13,358       14,866      16,108           14,047
11/30/2002    15,058       14,192       15,741      17,123           14,927
12/31/2002    14,367       13,540       14,817      16,380           14,217
01/31/2003    14,359       13,533       14,429      15,983           13,878
02/28/2003    14,100       13,289       14,213      15,556           13,531
03/31/2003    14,213       13,396       14,351      15,583           13,523
04/30/2003    15,230       14,354       15,533      16,954           14,665
05/31/2003    15,844       14,933       16,352      18,049           15,568
06/30/2003    16,086       15,161       16,561      18,275           15,745
 7/31/2003    16,247       15,312       16,852      18,547           15,964
 8/31/2003    16,513       15,563       17,181      18,837           16,234
 9/30/2003    16,295       15,358       16,999      18,652           16,052
10/31/2003    17,069       16,088       17,961      19,794           16,938
11/30/2003    17,359       16,361       18,119      20,063           17,147
12/31/2003    18,460       17,398       19,069      21,299           18,198
 1/31/2004    18,654       17,581       19,419      21,673           18,473
 2/29/2004    19,058       17,963       19,689      22,137           18,862
 3/31/2004    18,978       17,887       19,392      21,942           18,636
 4/30/2004    18,542       17,476       19,088      21,407           18,293
 5/31/2004    18,688       17,614       19,349      21,625           18,427
 6/30/2004    18,963       17,873       19,724      22,136           18,832
 7/31/2004    18,478       17,415       19,072      21,824           18,378
 8/31/2004    18,624       17,553       19,148      22,134           18,510
 9/30/2004    18,841       17,758       19,355      22,477           18,729
10/31/2004    18,979       17,888       19,651      22,850           18,929
11/30/2004    19,869       18,727       20,447      24,006           19,751
12/31/2004    20,495       19,317       21,142      24,810           20,379
 1/31/2005    20,290       19,123       20,626      24,368           19,984
 2/28/2005    20,929       19,726       21,059      25,175           20,545
 3/31/2005    20,626       19,440       20,686      24,830           20,210
 4/30/2005    20,265       19,100       20,293      24,386           19,810
 5/31/2005    20,781       19,587       20,939      24,973           20,274
 6/30/2005    20,954       19,749       20,968      25,246           20,478



================================================================================

     Nuveen Balanced Municipal and Stock Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]





                Nuveen Balanced         Nuveen Balanced                          Lehman Brothers
             Municipal and Stock     Municipal and Stock                       10-Year Municipal    Lipper Balanced
                  Fund (NAV)             Fund (Offer)         S&P 500 Index        Bond Index         Funds Index
             ------------------      -------------------      --------------   -----------------   ---------------
 8/31/1996       $10,000                   $ 9,425                $10,000           $10,000            $10,000
 9/30/1996        10,231                     9,643                 10,562            10,103             10,371
10/31/1996        10,463                     9,862                 10,854            10,230             10,591
11/30/1996        10,892                    10,266                 11,673            10,437             11,084
12/31/1996        10,818                    10,196                 11,442            10,390             10,951
 1/31/1997        11,038                    10,403                 12,156            10,431             11,290
 2/28/1997        11,151                    10,510                 12,252            10,529             11,332
 3/31/1997        11,006                    10,374                 11,749            10,387             11,002
 4/30/1997        11,254                    10,607                 12,450            10,464             11,333
 5/31/1997        11,584                    10,918                 13,208            10,613             11,798
 6/30/1997        11,858                    11,177                 13,799            10,730             12,188
 7/31/1997        12,431                    11,716                 14,896            11,031             12,883
 8/31/1997        12,125                    11,428                 14,062            10,924             12,474
 9/30/1997        12,499                    11,780                 14,832            11,063             12,972
10/31/1997        12,368                    11,656                 14,337            11,122             12,736
11/30/1997        12,422                    11,708                 15,001            11,173             12,970
12/31/1997        12,584                    11,860                 15,258            11,349             13,175
 1/31/1998        12,687                    11,957                 15,427            11,475             13,269
 2/28/1998        13,129                    12,375                 16,539            11,474             13,796
 3/31/1998        13,291                    12,527                 17,385            11,466             14,218
 4/30/1998        13,405                    12,634                 17,560            11,403             14,317
 5/31/1998        13,551                    12,772                 17,258            11,597             14,173
 6/30/1998        13,603                    12,821                 17,959            11,640             14,434
 7/31/1998        13,376                    12,607                 17,768            11,658             14,265
 8/31/1998        12,484                    11,766                 15,202            11,861             13,035
 9/30/1998        12,776                    12,041                 16,176            12,038             13,598
10/31/1998        13,149                    12,393                 17,490            12,043             14,107
11/30/1998        13,414                    12,643                 18,550            12,079             14,623
12/31/1998        13,633                    12,849                 19,618            12,116             15,163
 1/31/1999        13,953                    13,151                 20,438            12,302             15,405
 2/28/1999        13,726                    12,937                 19,803            12,191             15,036
 3/31/1999        13,862                    13,065                 20,595            12,185             15,407
 4/30/1999        14,312                    13,489                 21,393            12,218             15,912
 5/31/1999        14,231                    13,412                 20,888            12,132             15,667
 6/30/1999        14,350                    13,525                 22,047            11,907             16,100
 7/31/1999        14,103                    13,292                 21,359            11,986             15,799
 8/31/1999        13,866                    13,069                 21,253            11,942             15,633
 9/30/1999        13,769                    12,978                 20,671            11,983             15,433
10/31/1999        13,990                    13,185                 21,979            11,898             15,880
11/30/1999        14,166                    13,351                 22,426            12,027             16,052
12/31/1999        14,265                    13,445                 23,746            11,965             16,527
 1/31/2000        14,097                    13,286                 22,553            11,916             16,112
 2/29/2000        13,925                    13,124                 22,126            12,010             16,073
 3/31/2000        14,483                    13,650                 24,289            12,244             17,020
 4/30/2000        14,421                    13,592                 23,559            12,183             16,708
 5/31/2000        14,265                    13,445                 23,075            12,111             16,551
 6/30/2000        14,231                    13,413                 23,644            12,440             16,816
 7/31/2000        14,297                    13,475                 23,276            12,612             16,771
 8/31/2000        14,669                    13,825                 24,721            12,807             17,519
 9/30/2000        14,683                    13,839                 23,416            12,749             17,151
10/31/2000        14,857                    14,002                 23,317            12,879             17,135
11/30/2000        14,723                    13,877                 21,480            12,948             16,513
12/31/2000        15,151                    14,279                 21,585            13,252             16,925
 1/31/2001        15,335                    14,453                 22,351            13,423             17,283
 2/28/2001        15,262                    14,385                 20,313            13,446             16,613
 3/31/2001        14,989                    14,127                 19,025            13,560             16,076
 4/30/2001        15,300                    14,420                 20,503            13,394             16,751
 5/31/2001        15,509                    14,617                 20,641            13,540             16,901
 6/30/2001        15,312                    14,432                 20,139            13,621             16,642
 7/31/2001        15,350                    14,468                 19,942            13,808             16,630
 8/31/2001        15,128                    14,258                 18,694            14,044             16,156
 9/30/2001        14,791                    13,940                 17,183            14,024             15,379
10/31/2001        14,944                    14,084                 17,511            14,198             15,636
11/30/2001        14,924                    14,066                 18,854            14,015             16,258
12/31/2001        14,721                    13,874                 19,020            13,866             16,375
 1/31/2002        14,351                    13,526                 18,743            14,128             16,231
 2/28/2002        14,390                    13,563                 18,381            14,330             16,121
 3/31/2002        14,534                    13,699                 19,072            14,035             16,474
 4/30/2002        14,457                    13,625                 17,916            14,361             16,079
 5/31/2002        14,502                    13,668                 17,784            14,428             16,071
 6/30/2002        14,062                    13,254                 16,517            14,607             15,384
 7/31/2002        13,603                    12,821                 15,231            14,801             14,595
 8/31/2002        13,653                    12,868                 15,330            14,994             14,746
 9/30/2002        13,037                    12,287                 13,663            15,352             13,865
10/31/2002        13,099                    12,346                 14,866            15,073             14,443
11/30/2002        13,420                    12,648                 15,741            14,949             15,030
12/31/2002        13,257                    12,495                 14,817            15,276             14,624
 1/31/2003        13,234                    12,473                 14,429            15,194             14,405
 2/28/2003        13,197                    12,438                 14,213            15,457             14,297
 3/31/2003        13,166                    12,409                 14,351            15,465             14,355
 4/30/2003        13,590                    12,808                 15,533            15,581             15,132
 5/31/2003        13,960                    13,157                 16,352            16,026             15,801
 6/30/2003        14,034                    13,227                 16,561            15,949             15,921
 7/31/2003        13,953                    13,151                 16,852            15,279             15,957
 8/31/2003        14,095                    13,285                 17,181            15,411             16,227
 9/30/2003        14,177                    13,362                 16,999            15,930             16,248
10/31/2003        14,489                    13,656                 17,961            15,809             16,784
11/30/2003        14,645                    13,803                 18,119            15,980             16,934
12/31/2003        15,074                    14,208                 19,069            16,148             17,540
 1/31/2004        15,184                    14,311                 19,419            16,215             17,801
 2/29/2004        15,414                    14,527                 19,689            16,501             18,043
 3/31/2004        15,341                    14,459                 19,392            16,407             17,957
 4/30/2004        15,082                    14,215                 19,088            15,954             17,580
 5/31/2004        15,058                    14,192                 19,349            15,963             17,657
 6/30/2004        15,178                    14,306                 19,724            16,016             17,932
 7/31/2004        15,057                    14,191                 19,072            16,236             17,595
 8/31/2004        15,204                    14,330                 19,148            16,591             17,703
 9/30/2004        15,318                    14,438                 19,355            16,679             17,966
10/31/2004        15,418                    14,531                 19,651            16,812             18,160
11/30/2004        15,708                    14,805                 20,447            16,623             18,649
12/31/2004        16,020                    15,099                 21,142            16,817             19,115
 1/31/2005        15,990                    15,071                 20,626            16,960             18,869
 2/28/2005        16,201                    15,270                 21,059            16,853             19,135
 3/31/2005        16,065                    15,141                 20,686            16,706             18,871
 4/30/2005        16,034                    15,113                 20,293            17,031             18,644
 5/31/2005        16,261                    15,326                 20,939            17,145             19,071
 6/30/2005        16,379                    15,437                 20,968            17,244             19,208


The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 12

     Nuveen Balanced Stock and Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                  Nuveen Balanced  Nuveen Balanced                      Lehman Brothers
                  Stock and Bond   Stock and Bond                        Intermediate     Lipper Balanced
                    Fund (NAV)      Fund (Offer)     S&P 500 Index      Treasury Index      Funds Index
                  ---------------  ---------------   -------------   -------------------  ---------------
     8/31/1996        $10,000         $ 9,425           $10,000            $10,000            $10,000
     9/30/1996         10,305           9,712            10,562             10,128             10,371
    10/31/1996         10,665          10,051            10,854             10,294             10,591
    11/30/1996         11,242          10,595            11,673             10,418             11,084
    12/31/1996         11,099          10,461            11,442             10,361             10,951
     1/31/1997         11,473          10,813            12,156             10,400             11,290
     2/28/1997         11,524          10,862            12,252             10,415             11,332
     3/31/1997         11,338          10,686            11,749             10,354             11,002
     4/30/1997         11,651          10,981            12,450             10,470             11,333
     5/31/1997         11,979          11,290            13,208             10,552             11,798
     6/30/1997         12,310          11,602            13,799             10,642             12,188
     7/31/1997         12,929          12,186            14,896             10,841             12,883
     8/31/1997         12,562          11,840            14,062             10,797             12,474
     9/30/1997         13,007          12,259            14,832             10,915             12,972
    10/31/1997         12,897          12,156            14,337             11,043             12,736
    11/30/1997         12,908          12,165            15,001             11,068             12,970
    12/31/1997         13,028          12,279            15,258             11,159             13,175
     1/31/1998         13,151          12,395            15,427             11,308             13,269
     2/28/1998         13,735          12,946            16,539             11,294             13,796
     3/31/1998         13,968          13,164            17,385             11,328             14,218
     4/30/1998         14,222          13,404            17,560             11,381             14,317
     5/31/1998         14,264          13,444            17,258             11,459             14,173
     6/30/1998         14,363          13,537            17,959             11,536             14,434
     7/31/1998         14,025          13,219            17,768             11,581             14,265
     8/31/1998         12,616          11,890            15,202             11,810             13,035
     9/30/1998         13,142          12,386            16,176             12,095             13,598
    10/31/1998         13,716          12,927            17,490             12,119             14,107
    11/30/1998         14,143          13,329            18,550             12,074             14,623
    12/31/1998         14,482          13,649            19,618             12,120             15,163
     1/31/1999         14,960          14,100            20,438             12,174             15,405
     2/28/1999         14,420          13,591            19,803             11,996             15,036
     3/31/1999         14,765          13,916            20,595             12,075             15,407
     4/30/1999         15,603          14,706            21,393             12,109             15,912
     5/31/1999         15,475          14,585            20,888             12,031             15,667
     6/30/1999         15,827          14,917            22,047             12,053             16,100
     7/31/1999         15,355          14,472            21,359             12,064             15,799
     8/31/1999         15,040          14,175            21,253             12,088             15,633
     9/30/1999         14,938          14,079            20,671             12,182             15,433
    10/31/1999         15,395          14,510            21,979             12,198             15,880
    11/30/1999         15,530          14,637            22,426             12,203             16,052
    12/31/1999         15,739          14,834            23,746             12,169             16,527
     1/31/2000         15,554          14,660            22,553             12,136             16,112
     2/29/2000         15,279          14,401            22,126             12,231             16,073
     3/31/2000         16,078          15,154            24,289             12,386             17,020
     4/30/2000         15,987          15,067            23,559             12,377             16,708
     5/31/2000         15,894          14,980            23,075             12,429             16,551
     6/30/2000         15,632          14,733            23,644             12,608             16,816
     7/31/2000         15,607          14,709            23,276             12,693             16,771
     8/31/2000         16,221          15,288            24,721             12,825             17,519
     9/30/2000         16,326          15,387            23,416             12,924             17,151
    10/31/2000         16,725          15,764            23,317             13,009             17,135
    11/30/2000         16,538          15,587            21,480             13,197             16,513
    12/31/2000         17,192          16,203            21,585             13,417             16,925
     1/31/2001         17,449          16,446            22,351             13,575             17,283
     2/28/2001         17,341          16,344            20,313             13,700             16,613
     3/31/2001         16,854          15,885            19,025             13,808             16,076
     4/30/2001         17,460          16,456            20,503             13,753             16,751
     5/31/2001         17,718          16,700            20,641             13,809             16,901
     6/30/2001         17,255          16,263            20,139             13,859             16,642
     7/31/2001         17,317          16,321            19,942             14,110             16,630
     8/31/2001         16,743          15,780            18,694             14,232             16,156
     9/30/2001         16,250          15,315            17,183             14,527             15,379
    10/31/2001         16,531          15,581            17,511             14,748             15,636
    11/30/2001         17,039          16,060            18,854             14,581             16,258
    12/31/2001         17,301          16,306            19,020             14,511             16,375
     1/31/2002         16,984          16,007            18,743             14,561             16,231
     2/28/2002         16,942          15,968            18,381             14,671             16,121
     3/31/2002         17,241          16,250            19,072             14,447             16,474
     4/30/2002         17,117          16,132            17,916             14,705             16,079
     5/31/2002         17,214          16,224            17,784             14,807             16,071
     6/30/2002         16,354          15,413            16,517             14,987             15,384
     7/31/2002         15,601          14,704            15,231             15,287             14,595
     8/31/2002         15,740          14,835            15,330             15,448             14,746
     9/30/2002         14,503          13,669            13,663             15,744             13,865
    10/31/2002         14,728          13,881            14,866             15,716             14,443
    11/30/2002         15,253          14,376            15,741             15,570             15,030
    12/31/2002         14,938          14,079            14,817             15,859             14,624
     1/31/2003         14,903          14,046            14,429             15,813             14,405
     2/28/2003         14,839          13,986            14,213             15,984             14,297
     3/31/2003         14,924          14,066            14,351             15,984             14,355
     4/30/2003         15,555          14,661            15,533             16,016             15,132
     5/31/2003         16,081          15,156            16,352             16,264             15,801
     6/30/2003         16,205          15,273            16,561             16,238             15,921
     7/31/2003         16,084          15,159            16,852             15,883             15,957
     8/31/2003         16,269          15,333            17,181             15,905             16,227
     9/30/2003         16,282          15,345            16,999             16,235             16,248
    10/31/2003         16,690          15,731            17,961             16,076             16,784
    11/30/2003         16,869          15,899            18,119             16,072             16,934
    12/31/2003         17,591          16,579            19,069             16,193             17,540
     1/31/2004         17,735          16,715            19,419             16,273             17,801
     2/29/2004         18,060          17,021            19,689             16,424             18,043
     3/31/2004         18,056          17,018            19,392             16,540             17,957
     4/30/2004         17,623          16,609            19,088             16,166             17,580
     5/31/2004         17,695          16,677            19,349             16,120             17,657
     6/30/2004         17,874          16,846            19,724             16,154             17,932
     7/31/2004         17,641          16,627            19,072             16,264             17,595
     8/31/2004         17,837          16,811            19,148             16,502             17,703
     9/30/2004         17,969          16,936            19,355             16,510             17,966
    10/31/2004         18,086          17,046            19,651             16,600             18,160
    11/30/2004         18,511          17,446            20,447             16,430             18,649
    12/31/2004         18,925          17,837            21,142             16,521             19,115
     1/31/2005         18,852          17,768            20,626             16,539             18,869
     2/28/2005         19,161          18,059            21,059             16,432             19,135
     3/31/2005         18,971          17,880            20,686             16,397             18,871
     4/30/2005         18,874          17,789            20,293             16,597             18,644
     5/31/2005         19,231          18,125            20,939             16,724             19,071
     6/30/2005         19,362          18,249            20,968             16,777             19,208




The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 13

  Fund Spotlight as of 6/30/05                       Nuveen Large-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.58   $25.06   $25.02   $25.67
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                10.51%      4.14%
                        ------------------------------------------
                        5-Year                 3.55%      2.33%
                        ------------------------------------------
                        Since Inception        8.71%      7.99%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 9.66%      5.66%
                        ------------------------------------------
                        5-Year                 2.78%      2.60%
                        ------------------------------------------
                        Since Inception        7.99%      7.99%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 9.63%
                        ------------------------------------------
                        5-Year                 2.78%
                        ------------------------------------------
                        Since Inception        7.89%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                10.77%
                        ------------------------------------------
                        5-Year                 3.82%
                        ------------------------------------------
                        Since Inception        9.00%
                        ------------------------------------------

                        Top Five Stock Holdings/1/
                        Citigroup Inc.              4.9%
                        --------------------------------
                        Bank of America Corporation 4.6%
                        --------------------------------
                        BellSouth Corporation       3.8%
                        --------------------------------
                        Wells Fargo & Company       3.8%
                        --------------------------------
                        Altria Group, Inc.          3.2%
                        --------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                   98.8%
Repurchase Agreements       1.2%

               Portfolio Statistics
               Net Assets ($000)                         $514,672
               --------------------------------------------------
               Average Market Capitalization (Stocks) $80 billion
               --------------------------------------------------
               Number of Stocks                                45
               --------------------------------------------------
               Expense Ratio/2/                             1.31%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2005.

                            Annual Report  Page 14

  Fund Spotlight as of 6/30/05                       Nuveen Large-Cap Value Fund

================================================================================


                        Portfolio Diversification/1/
                        Financials                 23.2%
                        --------------------------------
                        Energy                     14.2%
                        --------------------------------
                        Industrials                13.9%
                        --------------------------------
                        Consumer Discretionary     11.5%
                        --------------------------------
                        Consumer Staples            9.8%
                        --------------------------------
                        Healthcare                  8.2%
                        --------------------------------
                        Information Technology      6.7%
                        --------------------------------
                        Telecommunication Services  6.1%
                        --------------------------------
                        Repurchase Agreements       1.2%
                        --------------------------------
                        Other Sectors               5.2%
                        --------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,022.40 $1,018.70 $1,018.30 $1,023.90   $1,018.40 $1,014.68 $1,014.68 $1,019.64
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.47 $   10.21 $   10.21 $    5.22   $    6.46 $   10.19 $   10.19 $    5.21
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.04%, 2.04% and 1.04% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

  Fund Spotlight as of 6/30/05          Nuveen Balanced Municipal and Stock Fund

================================================================================

             Quick Facts
                                A Shares B Shares C Shares R Shares
             ------------------------------------------------------
             NAV                  $23.01   $24.26   $24.24   $22.56
             ------------------------------------------------------
             Latest Dividend/1/  $0.0380  $0.0250  $0.0250  $0.0415
             ------------------------------------------------------
             Inception Date      8/07/96  8/07/96  8/07/96  8/07/96
             ------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                      Average Annual Total Returns as of 6/30/05

                      A Shares                    NAV    Offer
                      ------------------------------------------
                      1-Year                    7.91%    1.70%
                      ------------------------------------------
                      5-Year                    2.86%    1.65%
                      ------------------------------------------
                      Since Inception           5.66%    4.95%
                      ------------------------------------------

                      B Shares               w/o CDSC   w/CDSC
                      ------------------------------------------
                      1-Year                    7.08%    3.08%
                      ------------------------------------------
                      5-Year                    2.10%    1.92%
                      ------------------------------------------
                      Since Inception           4.96%    4.96%
                      ------------------------------------------

                      C Shares                    NAV
                      ------------------------------------------
                      1-Year                    7.13%
                      ------------------------------------------
                      5-Year                    2.10%
                      ------------------------------------------
                      Since Inception           4.87%
                      ------------------------------------------

                      R Shares                    NAV
                      ------------------------------------------
                      1-Year                    8.17%
                      ------------------------------------------
                      5-Year                    3.13%
                      ------------------------------------------
                      Since Inception           5.93%
                      ------------------------------------------
                      Bond Credit Quality/2/
                      AAA/U.S. Guaranteed                55.4%
                      ------------------------------------------
                      AA                                 17.3%
                      ------------------------------------------
                      A                                   1.9%
                      ------------------------------------------
                      BBB                                23.5%
                      ------------------------------------------
                      BB or Lower                         1.9%
                      ------------------------------------------

                        Top Five Stock Holdings/3/
                        Citigroup Inc.              2.1%
                        --------------------------------
                        Bank of America Corporation 2.1%
                        --------------------------------
                        BellSouth Corporation       1.7%
                        --------------------------------
                        Wells Fargo & Company       1.7%
                        --------------------------------
                        Altria Group, Inc.          1.4%
                        --------------------------------

                         Yields/5/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  2.33% 2.19%
                         -----------------------------
                         Distribution Rate 1.98% 1.87%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.53%
                         -----------------------------
                         Distribution Rate 1.24%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.59%
                         -----------------------------
                         Distribution Rate 1.24%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  2.59%
                         -----------------------------
                         Distribution Rate 2.21%
                         -----------------------------

Portfolio Allocation/3/

                                    [CHART]

Equities                  43.7%
Municipal Bonds           56.3%

               Portfolio Statistics
               Net Assets ($000)                          $81,734
               --------------------------------------------------
               Average Market Capitalization (Stocks) $81 billion
               --------------------------------------------------
               Number of Stocks                                45
               --------------------------------------------------
               Average Duration (Bonds)                      3.80
               --------------------------------------------------
               Expense Ratio/4/                             1.23%
               --------------------------------------------------


--------------------------------------------------------------------------------
1Paid July 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2005. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total municipal bond holdings as of June 30, 2005. Holdings are subject to change.
3As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
4Class A shares after credit/reimbursement for the 12 months ended June 30,
 2005.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 16

  Fund Spotlight as of 6/30/05          Nuveen Balanced Municipal and Stock Fund

================================================================================


                    Sectors/1/
                    Equities:
                    Financials                        10.2%
                    ---------------------------------------
                    Energy                             6.5%
                    ---------------------------------------
                    Industrials                        6.0%
                    ---------------------------------------
                    Consumer Discretionary             5.1%
                    ---------------------------------------
                    Consumer Staples                   4.3%
                    ---------------------------------------
                    Healthcare                         3.6%
                    ---------------------------------------
                    Information Technology             3.0%
                    ---------------------------------------
                    Telecommunication Services         2.7%
                    ---------------------------------------
                    Materials                          1.5%
                    ---------------------------------------
                    Utilities                          0.8%
                    ---------------------------------------
                    Municipal Bonds:
                    Tax Obligation/Limited            10.4%
                    ---------------------------------------
                    Education and Civic Organizations  8.7%
                    ---------------------------------------
                    U.S. Guaranteed                    7.4%
                    ---------------------------------------
                    Healthcare                         6.6%
                    ---------------------------------------
                    Transportation                     5.2%
                    ---------------------------------------
                    Utilities                          3.7%
                    ---------------------------------------
                    Tax Obligation/General             3.6%
                    ---------------------------------------
                    Housing/Multifamily                3.1%
                    ---------------------------------------
                    Consumer Staples                   2.9%
                    ---------------------------------------
                    Long-Term Care                     2.7%
                    ---------------------------------------
                    Housing/Single Family              1.4%
                    ---------------------------------------
                    Water and Sewer                    0.6%
                    ---------------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,022.40 $1,018.80 $1,018.80 $1,023.80   $1,018.74 $1,015.03 $1,015.08 $1,020.03
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.12 $    9.86 $    9.81 $    4.82   $    6.11 $    9.84 $    9.79 $    4.81
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.97%,1.96% and .96% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 17

  Fund Spotlight as of 6/30/05               Nuveen Balanced Stock and Bond Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $25.95   $25.95   $25.97   $25.95
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 6/30/05

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 8.33%      2.10%
                        ------------------------------------------
                        5-Year                 4.38%      3.15%
                        ------------------------------------------
                        Since Inception        7.62%      6.91%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 7.53%      3.53%
                        ------------------------------------------
                        5-Year                 3.61%      3.43%
                        ------------------------------------------
                        Since Inception        6.90%      6.90%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 7.53%
                        ------------------------------------------
                        5-Year                 3.61%
                        ------------------------------------------
                        Since Inception        6.83%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 8.60%
                        ------------------------------------------
                        5-Year                 4.65%
                        ------------------------------------------
                        Since Inception        7.89%
                        ------------------------------------------

                        Top Five Stock Holdings/1/
                        Citigroup Inc.              3.0%
                        --------------------------------
                        Bank of America Corporation 2.9%
                        --------------------------------
                        BellSouth Corporation       2.3%
                        --------------------------------
                        Wells Fargo & Company       2.3%
                        --------------------------------
                        JPMorgan Chase & Co.        1.9%
                        --------------------------------

                         Yields/3/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  1.44% 1.36%
                         -----------------------------
                         Distribution Rate 2.42% 2.28%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  0.69%
                         -----------------------------
                         Distribution Rate 1.67%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  0.69%
                         -----------------------------
                         Distribution Rate 1.67%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.69%
                         -----------------------------
                         Distribution Rate 2.67%
                         -----------------------------

Portfolio Allocation/1/
                                    [CHART]

Equities                                    60.7%
U.S. Government and Agency Obligations      38.3%
Repurchase Agreements                        1.0%

               Portfolio Statistics
               Net Assets ($000)                          $61,511
               --------------------------------------------------
               Average Market Capitalization (Stocks) $80 billion
               --------------------------------------------------
               Number of Stocks                                45
               --------------------------------------------------
               Average Duration (Bonds)                      4.31
               --------------------------------------------------
               Expense Ratio/2/                             1.25%
               --------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30,
 2005.
3Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 18

  Fund Spotlight as of 6/30/05               Nuveen Balanced Stock and Bond Fund

================================================================================


                  Sectors/1/
                  Financials                             14.2%
                  --------------------------------------------
                  Energy                                  8.8%
                  --------------------------------------------
                  Industrials                             8.6%
                  --------------------------------------------
                  Consumer Discretionary                  7.1%
                  --------------------------------------------
                  Consumer Staples                        5.9%
                  --------------------------------------------
                  Healthcare                              5.1%
                  --------------------------------------------
                  Information Technology                  4.1%
                  --------------------------------------------
                  U.S. Government and Agency Obligations 38.3%
                  --------------------------------------------
                  Repurchase Agreements                   1.0%
                  --------------------------------------------
                  Other Sectors                           6.9%
                  --------------------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,023.10 $1,019.30 $1,019.20 $1,024.30   $1,018.60 $1,014.88 $1,014.88 $1,019.84
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.27 $   10.01 $   10.01 $    5.02   $    6.26 $    9.99 $    9.99 $    5.01
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.00%, 2.00% and 1.00% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 19

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2005

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 94.1%

        Consumer Discretionary - 8.9%

200,000 Dow Jones & Company, Inc.                                    $ 7,090,000

736,032 Liberty Media Corporation - Class A #                          7,500,166

246,700 Toys "R" Us, Inc. #                                            6,532,616

524,300 Viacom Inc. - Class B                                         16,788,086
--------------------------------------------------------------------------------
        Consumer Staples - 5.0%

250,000 Albertson's, Inc.                                              5,170,000

249,700 Altria Group, Inc.                                            16,145,602
--------------------------------------------------------------------------------
        Energy - 10.7%

229,311 Kerr-McGee Corporation                                        17,498,722

262,000 Nexen, Inc.                                                    7,954,320

262,000 Noble Energy, Inc.                                            19,820,300
--------------------------------------------------------------------------------
        Financials - 31.9%

106,000 American Home Mortgage Investment Corp.                        3,705,760

376,000 Americredit Corp. #                                            9,588,000

382,000 Aon Corporation                                                9,565,280

 71,710 Bank of America Corporation                                    3,270,693

460,200 Countrywide Financial Corporation                             17,768,322

216,100 Fannie Mae                                                    12,620,240

532,070 Friedman, Billings, Ramsey Group, Inc. - Class A               7,608,601

143,800 The Hartford Financial Services Group, Inc.                   10,753,364

350,000 HomeBanc Corporation                                           3,181,500

418,800 IndyMac Bancorp, Inc.                                         17,057,724

203,000 JPMorgan Chase & Co.                                           7,169,960

 77,400 Loews Corporation                                              5,998,500

228,000 MFA Mortgage Investments, Inc.                                 1,698,600

113,000 MGIC Investment Corporation                                    7,369,860

 61,000 PMA Capital Corporation - Class A #                              538,630

191,000 Radian Group Inc.                                              9,019,020

170,000 Wachovia Corporation                                           8,432,000
--------------------------------------------------------------------------------
        Healthcare - 2.2%

110,200 Aetna Inc.                                                     9,126,764
--------------------------------------------------------------------------------
        Industrials - 9.7%

135,200 Lockheed Martin Corporation                                    8,770,424

222,000 Northrop Grumman Corporation                                  12,265,500

150,000 Raytheon Company                                               5,868,000

184,000 York International Corporation                                 6,992,000

101,500 Ingersoll-Rand Company Ltd. - Class A                          7,242,025
--------------------------------------------------------------------------------
        Information Technology - 13.7%

522,700 Agilent Technologies, Inc. #                                  12,032,554

975,000 Computer Associates International, Inc.                       26,793,000

 89,000 Comverse Technology, Inc. #                                    2,104,850

----
20

                                                                                 Market
      Shares Description                                                          Value
---------------------------------------------------------------------------------------
             Information Technology (continued)

     284,900 Freescale Semiconductor, Inc. #                              $  5,985,749

     450,000 Mattson Technology, Inc. #                                      3,222,000

   1,640,000 Quantum Corporation #                                           4,870,800

     600,000 SonicWALL, Inc. #                                               3,234,000
---------------------------------------------------------------------------------------
             Materials - 10.0%

     495,000 Barrick Gold Corporation                                       12,389,850

     218,500 Bowater Incorporated                                            7,072,845

      31,279 Mittal Steel Company NV                                           742,552

     112,000 POSCO - ADR                                                     4,924,640

     295,000 Packaging Corp of America                                       6,209,750

     398,700 Sappi Limited - Sponsored ADR                                   4,313,934

     190,000 United States Steel Corporation                                 6,530,300
---------------------------------------------------------------------------------------
             Telecommunication Services - 2.0%

     330,000 Sprint Corporation                                              8,279,700
---------------------------------------------------------------------------------------
             Total Common Stocks (cost $355,509,084)                       398,817,103
             ------------------------------------------------------------------------

   Principal                                                                     Market
Amount (000) Description                                                          Value
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 7.3%

  $   30,925 State Street Bank, 2.600%, dated 6/30/05, due 7/01/05,         30,924,800
------------  repurchase price $30,927,033 collateralized by $31,040,000
              U.S. Treasury Bonds, 4.000%, due 11/15/12, value
              $31,544,400
             ------------------------------------------------------------------------
             Total Repurchase Agreements (cost $30,924,800)                 30,924,800
             ------------------------------------------------------------------------
             Total Investments (cost $386,433,884) - 101.4%                429,741,903
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.4)%                         (5,806,790)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $423,935,113
             ------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.

                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2005

                                                                          Market
 Shares Description                                                        Value
--------------------------------------------------------------------------------
        COMMON STOCKS - 99.0%

        Consumer Discretionary - 11.5%

455,239 Comcast Corporation - Class A #                              $13,975,837

170,050 Lowe's Companies, Inc.                                         9,900,311

499,800 McDonald's Corporation                                        13,869,450

477,500 News Corporation - Class A                                     7,725,950

157,459 R.R. Donnelley & Sons Company                                  5,433,910

174,200 Saks Incorporated #                                            3,304,574

242,350 Staples, Inc.                                                  5,166,902
--------------------------------------------------------------------------------
        Consumer Staples - 9.8%

257,400 Altria Group, Inc.                                            16,643,484

399,950 Archer-Daniels-Midland Company                                 8,550,931

268,250 Cadbury Schweppes plc, Sponsored ADR                          10,282,023

280,000 PepsiCo, Inc.                                                 15,100,400
--------------------------------------------------------------------------------
        Energy - 14.2%

236,868 ConocoPhillips                                                13,617,541

237,050 Exxon Mobil Corporation                                       13,623,264

316,050 Halliburton Company                                           15,113,511

237,625 Marathon Oil Corporation                                      12,682,046

 76,150 National-Oilwell Varco Inc. #                                  3,620,171

188,300 Occidental Petroleum Corporation                              14,485,919
--------------------------------------------------------------------------------
        Financials - 23.2%

521,600 Bank of America Corporation                                   23,790,176

541,261 Citigroup Inc.                                                25,022,496

124,250 Freddie Mac                                                    8,104,828

155,900 The Goldman Sachs Group, Inc.                                 15,904,918

457,800 JPMorgan Chase & Co.                                          16,169,496

421,100 MBNA Corporation                                              11,015,976

315,450 Wells Fargo & Company                                         19,425,411
--------------------------------------------------------------------------------
        Health Care - 8.3%

 85,900 Baxter International Inc.                                      3,186,890

104,300 Beckman Coulter, Inc.                                          6,630,351

288,050 MedImmune, Inc. #                                              7,696,696

253,900 Novartis AG                                                   12,045,016

316,262 Sanofi-Aventis                                                12,963,579
--------------------------------------------------------------------------------
        Industrials - 14.0%

122,350 CSX Corporation                                                5,219,451

182,450 Canadian Pacific Railway Limited                               6,296,350

603,950 Cendant Corporation                                           13,510,362

225,800 Deere & Company                                               14,787,642

296,450 Norfolk Southern Corporation                                   9,178,092

477,100 Tyco International Ltd.                                       13,931,320

314,400 Waste Management, Inc.                                         8,910,096

----
22

                                                                                 Market
      Shares Description                                                          Value
---------------------------------------------------------------------------------------
             Information Technology - 6.7%

     186,350 Agilent Technologies, Inc #                                  $  4,289,777

     430,550 Hewlett-Packard Company                                        10,122,231

     607,700 Microsoft Corporation                                          15,095,268

     286,500 Motorola, Inc.                                                  5,231,490
---------------------------------------------------------------------------------------
             Materials - 3.4%

     181,750 BASF AG, Sponsored ADR                                         11,995,500

     144,950 Freeport - McMoRan Copper & Gold, Inc.                          5,426,928
---------------------------------------------------------------------------------------
             Telecommunication Services - 6.1%

     732,200 BellSouth Corporation                                          19,454,554

     484,200 Sprint Corporation                                             12,148,578
---------------------------------------------------------------------------------------
             Utilities - 1.8%

     119,500 Entergy Corporation                                             9,028,223
---------------------------------------------------------------------------------------
             Total Common Stocks (cost $418,926,797)                       509,677,919
             ------------------------------------------------------------------------

   Principal                                                                     Market
Amount (000) Description                                                          Value
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 1.2%

    $  6,009 State Street Bank, 2.600%, dated 6/30/05, due 7/01/05,          6,009,076
------------  repurchase price $6,009,510, collateralized by $4,495,000
              U.S. Treasury Bonds, 6.875%, due 8/15/05, value $6,131,048
             ------------------------------------------------------------------------
             Total Repurchase Agreements (cost $6,009,076)                   6,009,076
             ------------------------------------------------------------------------
             Total Investments (cost $424,935,873) - 100.2%                515,686,995
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.2)%                         (1,014,732)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $514,672,263
             ------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 43.1%

       Consumer Discretionary - 5.0%

30,975 Comcast Corporation - Class A #                              $  950,933

12,150 Lowes Companies Inc.                                            707,373

35,000 McDonald's Corporation                                          971,250

32,900 News Corporation - Class A                                      532,322

10,710 R.R. Donnelley & Sons Company                                   369,602

12,050 Saks Incorporated #                                             228,589

16,725 Staples, Inc.                                                   356,577
------------------------------------------------------------------------------
       Consumer Staples - 4.3%

17,650 Altria Group, Inc.                                            1,141,249

29,350 Archer-Daniels-Midland Company                                  627,503

18,250 Cadbury Schweppes PLC, Sponsored ADR                            699,523

18,900 PepsiCo, Inc.                                                 1,019,277
------------------------------------------------------------------------------
       Energy - 6.4%

17,290 ConocoPhillips                                                  994,002

17,150 Exxon Mobil Corporation                                         985,611

22,300 Halliburton Company                                           1,066,386

17,441 Marathon Oil Corporation                                        930,826

 5,250 National-Oilwell Varco Inc. #                                   249,585

13,450 Occidental Petroleum Corporation                              1,034,709
------------------------------------------------------------------------------
       Financials - 10.1%

37,050 Bank of America Corporation                                   1,689,851

37,160 Citigroup Inc.                                                1,717,907

10,950 The Goldman Sachs Group, Inc.                                 1,117,119

31,150 JPMorgan Chase & Co.                                          1,100,218

29,150 MBNA Corporation                                                762,564

 8,550 Freddie Mac                                                     557,717

21,800 Wells Fargo & Company                                         1,342,444
------------------------------------------------------------------------------
       Healthcare - 3.6%

 6,200 Baxter International Inc.                                       230,020

 6,900 Beckman Coulter, Inc.                                           438,633

19,650 MedImmune, Inc. #                                               525,048

17,500 Novartis AG                                                     830,200

21,492 Sanofi-Aventis                                                  880,957
------------------------------------------------------------------------------
       Industrials - 5.9%

 8,300 CSX Corporation                                                 354,078

12,250 Canadian Pacific Railway Limited                                422,748

41,450 Cendant Corporation                                             927,237

14,350 Deere & Company                                                 939,782

20,500 Norfolk Southern Corporation                                    634,680

32,050 Tyco International Ltd.                                         935,860

21,400 Waste Management, Inc.                                          606,476

----
24

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       Information Technology - 2.9%

12,850 Agilent Technologies, Inc. #                                 $   295,807

29,200 Hewlett-Packard Company                                          686,492

41,900 Microsoft Corporation                                          1,040,796

19,550 Motorola, Inc.                                                   356,983
-------------------------------------------------------------------------------
       Materials - 1.5%

12,400 BASF AG, Sponsored ADR                                           818,400

 9,850 Freeport McMoRan Copper & Gold, Inc.                             368,784
-------------------------------------------------------------------------------
       Telecommunication Services - 2.7%

50,600 BellSouth Corporation                                          1,344,442

33,450 Sprint Corporation                                               839,261
-------------------------------------------------------------------------------
       Utilities - 0.7%

 8,100 Entergy Corporation                                              611,950
-------------------------------------------------------------------------------
       Total Common Stocks (cost $28,692,632)                        35,241,771
       -----------------------------------------------------------------------

   Principal                                                                Optional Call              Market
Amount (000) Description                                                      Provisions* Ratings**     Value
-------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 55.5%

             California - 8.8%

     $ 1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00       AAA   750,340
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

       2,495 Escondido, California, FNMA Multifamily Housing Revenue       7/05 at 101.50       AAA 2,536,916
              Refunding Bonds, Morning View Terrace Apartments, Series
              1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Revenue Bonds, Geothermal     No Opt. Call      BBB+   770,552
              Project 3, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call       AAA   284,303
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Refinancing     7/07 at 102.00       AAA 1,597,901
              Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12
              - MBIA Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3 1,067,190
              Participation, Burnham Institute, Series 1999, 5.700%,
              9/01/11
-------------------------------------------------------------------------------------------------------------
             Colorado - 5.3%

         250 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/15 at 100.00       BBB   263,073
              Valley Medical Center, Series 2004, 5.000%, 1/15/17

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00       AAA 1,051,750
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00       AAA 1,090,770
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA
              Insured

       2,000 E-470 Public Highway Authority, Colorado, Toll Revenue          No Opt. Call       AAA   388,360
              Bonds, Series 2004B, 0.000%, 3/01/36 - MBIA Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA 1,572,760
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
-------------------------------------------------------------------------------------------------------------
             Connecticut - 1.9%

         375 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1   377,693
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

       1,135 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+ 1,173,329
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 4.875%, 12/01/07

----
25

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2005

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

      $  255 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call       AAA $  293,015
              Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

         130 Washington Convention Center Authority, District of          10/08 at 101.00       AAA    137,141
              Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
              1998, 5.000%, 10/01/21 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Idaho - 0.5%

         365 Idaho Housing and Finance Association, Single Family          1/07 at 102.00       Aa3    368,964
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Illinois - 4.3%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call       AAA  1,199,937
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured

             Chicago, Illinois, General Obligation Refunding Bonds,
             Series 1996B:
         285  5.125%, 1/01/25 (Pre-refunded to 1/01/06) - FGIC Insured     1/06 at 102.00       AAA    294,277
         300  5.125%, 1/01/25 - FGIC Insured                               1/06 at 102.00       AAA    308,472

       1,500 Chicago Board of Education, Illinois, Unlimited Tax General     No Opt. Call       AAA    620,205
              Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
              0.000%, 12/01/24 - FGIC Insured

             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago Project,
             Series 1998:
         270  5.200%, 8/01/11                                              8/08 at 100.00      Baa2    281,165
         200  5.250%, 8/01/12                                              8/08 at 100.00      Baa2    207,730
         580  5.300%, 8/01/13                                              8/08 at 100.00      Baa2    601,274
--------------------------------------------------------------------------------------------------------------
             Indiana - 1.0%

         840 St. Joseph County Hospital Authority, Indiana, Revenue        2/08 at 101.00       AAA    847,795
              Bonds, Memorial Health System, Series 1998A, 4.625%,
              8/15/28 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Louisiana - 0.4%

         340 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA    367,064
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00       AAA    271,764
              Bonds, Crowe Rope Industries Project, Series 1997A,
              6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.2%

         885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB    896,629
              Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA    262,585
              Revenue Bonds, Melrose-Wakefield Healthcare Corporation,
              Series 1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

         640 Massachusetts Turnpike Authority, Western Turnpike Revenue    7/05 at 100.00       AAA    644,544
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Michigan - 0.6%

         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       BB-    502,675
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
--------------------------------------------------------------------------------------------------------------
             Minnesota - 0.6%

         500 Minnesota, General Obligation Bonds, Series 1998, 5.000%,    11/08 at 100.00       AAA    527,835
              11/01/17
--------------------------------------------------------------------------------------------------------------
             Mississippi - 0.6%

         500 Jones County, Mississippi, Hospital Revenue Refunding        12/07 at 100.00      BBB+    510,660
              Bonds, South Central Regional Medical Center Project,
              Series 1997, 5.400%, 12/01/11
--------------------------------------------------------------------------------------------------------------
             Missouri - 0.4%

       1,000 Kansas City Municipal Assistance Corporation, Missouri,         No Opt. Call       AAA    364,910
              Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 -
              AMBAC Insured

----
26

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Nevada - 0.2%

      $  150 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00       Aa3 $  150,882
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.8%

       1,450 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00      BBB-  1,508,696
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
--------------------------------------------------------------------------------------------------------------
             New Jersey - 0.4%

         285 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB    296,517
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
--------------------------------------------------------------------------------------------------------------
             New York - 8.8%

       1,000 City University of New York, Certificates of Participation      No Opt. Call       AA-  1,035,280
              Refunding, John Jay College of Criminal Justice, Series
              1995A, 6.000%, 8/15/06

         360 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00     A+***    384,404
              Series 1997I, 6.000%, 4/15/09 (Pre-refunded to 4/15/07)

         130 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50        A+    136,837
              Series 1997D, 5.875%, 11/01/11

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1998D:
         300  5.500%, 8/01/10 (Pre-refunded to 8/01/07)                    8/07 at 101.00     A+***    319,998
         700  5.500%, 8/01/10                                              8/07 at 101.00        A+    740,929

         500 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00       AAA    545,505
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 2/01/19 - FGIC Insured

         285 New York State Urban Development Corporation, Revenue           No Opt. Call       AA-    292,290
              Refunding Bonds, State Facilities, Series 1995, 6.250%,
              4/01/06

         435 New York State Urban Development Corporation, Special         7/05 at 100.00    AA-***    436,079
              Project Revenue Bonds, Cornell Center Grant, Series 1993,
              5.900%, 1/01/07 (Pre-refunded to 7/01/05)

       1,430 New York State Urban Development Corporation, Service           No Opt. Call       AA-  1,518,417
              Contract Revenue Bonds, Youth Facilities, Series 1997,
              6.500%, 4/01/07

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15                                              6/10 at 100.00       AA-  1,099,360
         500  5.500%, 6/01/16                                              6/11 at 100.00       AA-    555,995
--------------------------------------------------------------------------------------------------------------
             North Carolina - 1.8%

       1,270 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call       AAA  1,503,921
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
--------------------------------------------------------------------------------------------------------------
             Ohio - 1.3%

       1,000 Lorain County, Ohio, Health Care Facilities Revenue           2/08 at 101.00       BBB  1,036,880
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
--------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

         470 Edmond Public Works Authority, Oklahoma, Utility System       7/09 at 100.00       AAA    511,788
              Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19 -
              AMBAC Insured

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call       AAA  1,062,870
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

         495 Oregon Housing and Community Services Department, Single      1/14 at 100.00       Aa2    521,087
              Family Mortgage Revenue Bonds, Series 2004H, 5.125%,
              1/01/29 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00       AAA    816,552
              1997A, 6.000%, 7/15/09 (Pre-refunded to 7/15/07) - FSA
              Insured

----
27

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2005

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             South Carolina - 3.1%

     $ 1,000 Greenville County School District, South Carolina,           12/12 at 101.00    AA-*** $ 1,174,030
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19 (Pre-refunded to 12/01/12)

         500 Medical University Hospital Authority, South Carolina,        8/14 at 100.00       AAA     549,370
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/20 - MBIA Insured

         775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00       BBB     821,190
              Carolina, Tobacco Settlement Asset-Backed Bonds, Series
              2001B, 6.000%, 5/15/22
---------------------------------------------------------------------------------------------------------------
             Texas - 3.5%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00       Aa3   2,067,780
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

       1,000 Harris County-Houston Sports Authority, Texas, Junior Lien      No Opt. Call       AAA     294,220
              Revenue Bonds, Series 2001H, 0.000%, 11/15/30 - MBIA
              Insured

         630 Houston, Texas, Hotel Occupancy Tax and Special Revenue         No Opt. Call       AAA     190,777
              Bonds, Convention and Entertainment Project, Series 2001B,
              0.000%, 9/01/30 - AMBAC Insured

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00       AAA     258,720
              Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum
              Tax) - FGIC Insured

          75 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00       AAA      78,139
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utah - 0.3%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,     11/05 at 102.00       AAA     205,640
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Virginia - 0.3%

         250 Fairfax County Industrial Development Authority, Virginia,    2/08 at 101.00       AA+     256,142
              Healthcare Revenue Refunding Bonds, Inova Health System
              Project, Series 1998A, 5.000%, 8/15/25
---------------------------------------------------------------------------------------------------------------
             Washington - 2.6%

         465 Cowlitz County Public Utilities District 1, Washington,       9/14 at 100.00       AAA     497,978
              Electric Production Revenue Bonds, Series 2004, 5.000%,
              9/01/22 - FGIC Insured

         715 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB     784,391
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

         800 Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00       AAA     839,008
              Bonds, Nuclear Project 3, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.5%

         400 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB     430,968
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.375%, 6/01/32
---------------------------------------------------------------------------------------------------------------
     $48,025 Total Municipal Bonds (cost $43,334,140)                                                45,356,218
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $72,026,772) - 98.6%                                            80,597,989
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                     1,135,836
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $81,733,825
             -------------------------------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                See accompanying notes to financial statements.

----
28

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       COMMON STOCKS - 60.7%

       Consumer Discretionary - 7.1%

32,820 Comcast Corporation - Class A #                              $1,007,574

12,450 Lowe's Companies, Inc.                                          724,839

35,750 McDonald's Corporation                                          992,063

35,150 News Corporation - Class A                                      568,727

13,402 R.R. Donnelley & Sons Company                                   462,503

12,450 Saks Incorporated #                                             236,177

17,575 Staples, Inc.                                                   374,699
------------------------------------------------------------------------------
       Consumer Staples - 5.9%

18,350 Altria Group, Inc.                                            1,186,511

28,600 Archer-Daniels-Midland Company                                  611,468

19,450 Cadbury Schweppes plc, Sponsored ADR                            745,519

19,950 PepsiCo. Inc.                                                 1,075,904
------------------------------------------------------------------------------
       Energy - 8.8%

17,310 ConocoPhillips                                                  995,152

17,750 Exxon Mobil Corporation                                       1,020,093

23,250 Halliburton Company                                           1,111,815

18,493 Marathon Oil Corporation                                        986,971

 5,600 National-Oilwell Varco Inc. #                                   266,224

13,550 Occidental Petroleum Corporation                              1,042,402
------------------------------------------------------------------------------
       Financials - 14.2%

39,400 Bank of America Corporation                                   1,797,034

39,924 Citigroup Inc.                                                1,845,687

 8,850 Freddie Mac                                                     577,286

11,250 The Goldman Sachs Group, Inc.                                 1,147,725

33,650 JPMorgan Chase & Co.                                          1,188,518

30,850 MBNA Corporation                                                807,036

22,500 Wells Fargo & Company                                         1,385,550
------------------------------------------------------------------------------
       Healthcare - 5.1%

 6,450 Baxter International Inc.                                       239,295

 7,450 Beckman Coulter, Inc.                                           473,597

21,050 MedImmune, Inc. #                                               562,456

18,600 Novartis AG                                                     882,384

23,653 Sanofi-Aventis                                                  969,536
------------------------------------------------------------------------------
       Industrials - 8.6%

 9,200 CSX Corporation                                                 392,472

13,200 Canadian Pacific Railway Limited                                455,532

45,400 Cendant Corporation                                           1,015,598

15,850 Deere & Company                                               1,038,017

21,600 Norfolk Southern Corporation                                    668,736

33,750 Tyco International Ltd.                                         985,500

25,750 Waste Management, Inc.                                          729,755

----
29

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND (continued)
June 30, 2005

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       Information Technology - 4.1%

13,650 Agilent Technologies, Inc. #                                 $   314,223

30,850 Hewlett-Packard Company                                          725,284

43,400 Microsoft Corporation                                          1,078,056

20,900 Motorola, Inc.                                                   381,634
-------------------------------------------------------------------------------
       Materials - 2.1%

13,400 BASF AG, Sponsored ADR                                           884,400

10,950 Freeport McMoRan Copper & Gold, Inc.                             409,968
-------------------------------------------------------------------------------
       Telecommunication Services - 3.7%

52,200 BellSouth Corporation                                          1,386,954

35,500 Sprint Corporation                                               890,695
-------------------------------------------------------------------------------
       Utilities - 1.1%

 9,150 Entergy Corporation                                              691,278
-------------------------------------------------------------------------------
       Total Common Stocks (cost $30,729,410)                        37,332,847
       -----------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.4%

             U.S. Treasury Bonds - 10.4%

     $ 2,650 7.250%, 5/15/16                                                    3,394,176

       1,200 7.250%, 8/15/22                                                    1,633,313

       1,095 6.000%, 2/15/26                                                    1,349,502
------------------------------------------------------------------------------------------
             U.S. Treasury Notes - 28.0%

       4,265 7.000%, 7/15/06                                                    4,414,109

       3,925 3.125%, 1/31/07                                                    3,895,256

       4,350 4.750%, 11/15/08                                                   4,495,455

       4,030 5.750%, 8/15/10                                                    4,405,769
------------------------------------------------------------------------------------------
     $21,515 Total U.S. Government and Agency Obligations (cost                23,587,580
              $22,261,031)
------------------------------------------------------------------------------------------
------------
             REPURCHASE AGREEMENTS - 1.0%

     $   632 State Street Bank, 2.600%, dated 6/30/05, due 7/01/05,               632,033
------------  repurchase price $632,079 collateralized by $470,000 U.S.
              Treasury Bonds, 7.125%, due 2/15/23, value $645,520
             ---------------------------------------------------------------------------
             Total Repurchase Agreements (cost $632,033)                          632,033
             ---------------------------------------------------------------------------
             Total Investments (cost $53,622,474) - 100.1%                     61,552,460
             ---------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.1)%                               (41,309)
             ---------------------------------------------------------------------------
             Net Assets - 100%                                                $61,511,151
             ---------------------------------------------------------------------------

           ADRAmerican Depositary Receipt.
           #  Non-income producing.

                                See accompanying notes to financial statements.

----
30

Statement of Assets and Liabilities
June 30, 2005

                                                                Multi-Cap     Large-Cap    Municipal    Stock and
                                                                    Value         Value    and Stock         Bond
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $386,433,884,
 $424,935,873, $72,026,772 and $53,622,474, respectively)    $429,741,903 $515,686,995  $80,597,989  $61,552,460
Receivables:
 Dividends                                                        574,021      651,078       44,280       47,086
 Interest                                                           2,233          434      844,794      384,290
 Investments sold                                                      --    1,260,597    1,184,840       84,840
 Reclaims                                                           1,150       51,685        5,386        3,834
 Shares sold                                                    3,650,144       84,145          471       70,837
Other assets                                                          157      141,787       26,331       14,024
-----------------------------------------------------------------------------------------------------------------
   Total assets                                               433,969,608  517,876,721   82,704,091   62,157,371
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --           --      240,388           --
Payables:
 Investments purchased                                          8,637,214    1,722,124      122,248      127,460
 Shares redeemed                                                  780,289      540,477      328,790       62,316
Accrued expenses:
 Management fees                                                  278,143      352,703       74,294       54,871
 12b-1 distribution and service fees                              165,859      150,134       33,462       22,794
 Other                                                            172,990      439,020       51,453       36,944
Dividends payable                                                      --           --      119,631      341,835
-----------------------------------------------------------------------------------------------------------------
   Total liabilities                                           10,034,495    3,204,458      970,266      646,220
-----------------------------------------------------------------------------------------------------------------
Net assets                                                   $423,935,113 $514,672,263  $81,733,825  $61,511,151
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $179,547,720 $416,406,884  $54,322,783  $31,247,678
Shares outstanding                                              8,716,815   16,279,448    2,360,465    1,203,930
Net asset value per share                                    $      20.60 $      25.58  $     23.01  $     25.95
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      21.86 $      27.14  $     24.41  $     27.53
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 33,216,160 $ 45,223,734  $18,671,259  $11,563,813
Shares outstanding                                              1,630,920    1,804,509      769,555      445,538
Net asset value and offering price per share                 $      20.37 $      25.06  $     24.26  $     25.95
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $128,758,463 $ 30,691,232  $ 7,978,993  $ 7,946,950
Shares outstanding                                              6,321,053    1,226,470      329,165      306,012
Net asset value and offering price per share                 $      20.37 $      25.02  $     24.24  $     25.97
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 82,412,770 $ 22,350,413  $   760,790  $10,752,710
Shares outstanding                                              4,010,302      870,781       33,719      414,310
Net asset value and offering price per share                 $      20.55 $      25.67  $     22.56  $     25.95
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $375,608,407 $421,751,555  $81,635,547  $52,249,126
Undistributed (Over-distribution of) net investment income        354,968    2,306,170      382,885     (284,755)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                  4,663,719     (136,584)  (8,855,824)   1,616,794
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   43,308,019   90,751,122    8,571,217    7,929,986
-----------------------------------------------------------------------------------------------------------------
Net assets                                                   $423,935,113 $514,672,263  $81,733,825  $61,511,151
-----------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
31

Statement of Operations
Year Ended June 30, 2005

                                       Multi-Cap     Large-Cap   Municipal   Stock and
                                           Value         Value   and Stock        Bond
--------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $41,070, $410,400,
 $32,136 and $28,276, respectively) $ 4,490,368  $ 13,741,000  $  967,230  $1,000,506
Interest                                524,248       177,048   2,396,921   1,178,451
--------------------------------------------------------------------------------------
Total investment income               5,014,616    13,918,048   3,364,151   2,178,957
--------------------------------------------------------------------------------------
Expenses
Management fees                       2,205,953     4,388,548     625,490     467,940
12b-1 service fees - Class A            274,338     1,055,749     136,132      81,169
12b-1 distribution and service
 fees - Class B                         209,628       513,491     211,076     121,349
12b-1 distribution and service
 fees - Class C                         751,265       361,109      78,596      82,736
Shareholders' servicing agent fees
 and expenses                           404,870       865,197      86,089      84,129
Custodian's fees and expenses            66,797       133,447      57,371      47,299
Trustees' fees and expenses               7,651        18,561       1,876       1,763
Professional fees                        31,948        49,435      15,984      10,943
Shareholders' reports - printing
 and mailing expenses                    91,722       104,780      13,207      15,768
Federal and state registration fees     110,861        33,932      28,343      28,143
Other expenses                           11,296        27,891       5,745       4,676
--------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                        4,166,329     7,552,140   1,259,909     945,915
 Custodian fee credit                    (1,551)       (1,313)     (9,396)       (107)
 Expense reimbursement                       --            --         (53)    (30,966)
--------------------------------------------------------------------------------------
Net expenses                          4,164,778     7,550,827   1,250,460     914,842
--------------------------------------------------------------------------------------
Net investment income                   849,838     6,367,221   2,113,691   1,264,115
--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments
 and foreign currency transactions    5,607,702    58,498,613   3,462,086   3,921,853
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   24,118,742   (12,622,835)    595,869    (264,320)
--------------------------------------------------------------------------------------
Net realized and unrealized gain     29,726,444    45,875,778   4,057,955   3,657,533
--------------------------------------------------------------------------------------
Net increase in net assets from
 operations                         $30,576,282  $ 52,242,999  $6,171,646  $4,921,648
--------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Statement of Changes in Net Assets

                                                                                    Multi-Cap Value
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    6/30/05       6/30/04
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $    849,838  $    113,125
Net realized gain from investments and foreign currency transactions             5,607,702     2,554,924
Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities denominated in foreign currencies        24,118,742    15,906,174
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      30,576,282    18,574,223
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                         (261,827)      (27,797)
  Class B                                                                               --            --
  Class C                                                                               --            --
  Class R                                                                         (285,835)      (98,740)
From accumulated net realized gains from investments:
  Class A                                                                         (824,184)     (650,859)
  Class B                                                                         (167,497)      (61,582)
  Class C                                                                         (568,849)     (178,376)
  Class R                                                                         (503,141)     (810,096)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (2,611,333)   (1,827,450)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                   282,346,414   103,762,702
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                2,197,568     1,620,555
----------------------------------------------------------------------------------------------------------
                                                                               284,543,982   105,383,257
Cost of shares redeemed                                                        (32,805,212)  (10,016,717)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             251,738,770    95,366,540
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          279,703,719   112,113,313
Net assets at the beginning of year                                            144,231,394    32,118,081
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $423,935,113  $144,231,394
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    354,968  $     52,792
----------------------------------------------------------------------------------------------------------

                                                                                     Large-Cap Value
                                                                              ----------------------------
                                                                                  Year Ended     Year Ended
                                                                                     6/30/05        6/30/04
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $   6,367,221  $   2,521,621
Net realized gain from investments and foreign currency transactions             58,498,613     63,970,155
Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities denominated in foreign currencies        (12,622,835)    28,299,786
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       52,242,999     94,791,562
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                        (4,903,179)    (1,759,497)
  Class B                                                                          (230,958)            --
  Class C                                                                          (156,848)            --
  Class R                                                                          (299,082)      (114,953)
From accumulated net realized gains from investments:
  Class A                                                                                --             --
  Class B                                                                                --             --
  Class C                                                                                --             --
  Class R                                                                                --             --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (5,590,067)    (1,874,450)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                     13,830,734     24,601,805
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                 3,706,927      1,179,716
-----------------------------------------------------------------------------------------------------------
                                                                                 17,537,661     25,781,521
Cost of shares redeemed                                                        (104,265,228)  (123,063,525)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (86,727,567)   (97,282,004)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (40,074,635)    (4,364,892)
Net assets at the beginning of year                                             554,746,898    559,111,790
-----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $ 514,672,263  $ 554,746,898
-----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   2,306,170  $   1,529,016
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
33

                                                                         Municipal and Stock           Stock and Bond
                                                                     --------------------------  --------------------------
                                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                                           6/30/05       6/30/04       6/30/05       6/30/04
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  2,113,691  $  2,087,906  $  1,264,115  $    963,945
Net realized gain from investments and foreign currency transactions    3,462,086     5,028,663     3,921,853     4,828,811
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                               595,869       (71,855)     (264,320)      333,581
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              6,171,646     7,044,714     4,921,648     6,126,337
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                               (1,607,229)   (1,393,216)     (808,608)     (696,093)
 Class B                                                                 (310,936)     (249,910)     (213,933)     (161,329)
 Class C                                                                 (116,054)      (88,677)     (144,821)     (104,733)
 Class R                                                                  (25,445)      (19,798)     (284,060)     (189,179)
From accumulated net realized gains from
 investments:
 Class A                                                                       --            --            --            --
 Class B                                                                       --            --            --            --
 Class C                                                                       --            --            --            --
 Class R                                                                       --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                          (2,059,664)   (1,751,601)   (1,451,422)   (1,151,334)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            6,647,152    11,626,916     6,940,088    10,317,373
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                   1,403,785     1,182,513       952,452       716,257
----------------------------------------------------------------------------------------------------------------------------
                                                                        8,050,937    12,809,429     7,892,540    11,033,630
Cost of shares redeemed                                               (19,271,481)  (25,388,210)  (13,371,775)  (16,083,175)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                   (11,220,544)  (12,578,781)   (5,479,235)   (5,049,545)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (7,108,562)   (7,285,668)   (2,009,009)      (74,542)
Net assets at the beginning of year                                    88,842,387    96,128,055    63,520,160    63,594,702
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $ 81,733,825  $ 88,842,387  $ 61,511,151  $ 63,520,160
----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year                                $    382,885  $    328,880  $   (284,755) $   (247,776)
----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
34

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Funds' previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal


----
35

Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax when received by the Fund, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are valued daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


----
36

The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended June 30, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                   Multi-Cap Value
                                                  -------------------------------------------------
                                                         Year Ended                Year Ended
                                                           6/30/05                  6/30/04
                                                  ------------------------  -----------------------
                                                       Shares        Amount     Shares        Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          6,320,701  $124,190,266  2,942,277  $ 49,738,681
  Class B                                          1,221,632    23,579,274    507,105     8,634,935
  Class C                                          5,036,812    97,691,011  1,663,150    28,549,111
  Class R                                          1,864,752    36,885,863    972,508    16,839,975
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             45,993       925,000     37,794       603,000
  Class B                                              7,170       142,402      3,213        50,990
  Class C                                             20,328       403,716      5,328        84,612
  Class R                                             36,137       726,450     55,180       881,953
----------------------------------------------------------------------------------------------------
                                                  14,553,525   284,543,982  6,186,555   105,383,257
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (789,578)  (15,619,738)  (164,430)   (2,802,564)
  Class B                                           (103,244)   (2,027,935)   (18,157)     (315,720)
  Class C                                           (366,654)   (7,241,916)   (66,351)   (1,133,029)
  Class R                                           (404,527)   (7,915,623)  (352,086)   (5,765,404)
----------------------------------------------------------------------------------------------------
                                                  (1,664,003)  (32,805,212)  (601,024)  (10,016,717)
----------------------------------------------------------------------------------------------------
Net increase                                      12,889,522  $251,738,770  5,585,531  $ 95,366,540
----------------------------------------------------------------------------------------------------


----
37

                                                                       Large-Cap Value
                                                    ----------------------------------------------------
                                                            Year Ended                 Year Ended
                                                             6/30/05                    6/30/04
                                                    -------------------------  -------------------------
                                                         Shares         Amount      Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              243,277  $   5,930,149     611,145  $  12,950,111
  Class A - automatic conversion of Class B shares      86,042      2,180,452          --             --
  Class B                                               56,330      1,348,407     175,094      3,734,341
  Class C                                               76,046      1,796,614     211,374      4,576,646
  Class R                                              104,815      2,575,112     149,803      3,340,707
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              128,704      3,221,452      47,453      1,078,587
  Class B                                                5,574        137,228          --             --
  Class C                                                3,026         74,382          --             --
  Class R                                               10,915        273,865       4,439        101,129
---------------------------------------------------------------------------------------------------------
                                                       714,729     17,537,661   1,199,308     25,781,521
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,719,943)   (66,224,977) (4,442,979)   (98,957,511)
  Class B                                             (630,663)   (15,055,074)   (524,477)   (11,355,075)
  Class B - automatic conversion to Class A shares     (87,696)    (2,180,452)         --             --
  Class C                                             (755,295)   (17,872,917)   (458,603)   (10,026,451)
  Class R                                             (119,097)    (2,931,808)   (121,849)    (2,724,488)
---------------------------------------------------------------------------------------------------------
                                                    (4,312,694)  (104,265,228) (5,547,908)  (123,063,525)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (3,597,965) $ (86,727,567) (4,348,600) $ (97,282,004)
---------------------------------------------------------------------------------------------------------

                                                                     Municipal and Stock
                                                    ----------------------------------------------------
                                                            Year Ended                 Year Ended
                                                             6/30/05                    6/30/04
                                                    -------------------------  -------------------------
                                                         Shares         Amount      Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              193,539  $   4,353,962     329,252  $   7,206,388
  Class A - automatic conversion of Class B shares      12,433        300,302          --             --
  Class B                                               36,156        849,414     117,521      2,651,621
  Class C                                               47,077      1,123,538      73,977      1,669,501
  Class R                                                  892         19,936       4,672         99,406
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               50,974      1,149,503      46,053        999,492
  Class B                                                7,037        166,401       5,504        124,024
  Class C                                                3,129         73,982       2,192         49,376
  Class R                                                  628         13,899         451          9,621
---------------------------------------------------------------------------------------------------------
                                                       351,865      8,050,937     579,622     12,809,429
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (482,074)   (10,790,186)   (665,075)   (14,365,172)
  Class B                                             (265,863)    (6,289,888)   (344,316)    (7,752,299)
  Class B - automatic conversion to Class A shares     (13,102)      (300,302)         --             --
  Class C                                              (79,365)    (1,868,691)   (138,169)    (3,111,560)
  Class R                                                 (998)       (22,414)     (7,631)      (159,179)
---------------------------------------------------------------------------------------------------------
                                                      (841,402)   (19,271,481) (1,155,191)   (25,388,210)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (489,537) $ (11,220,544)   (575,569) $ (12,578,781)
---------------------------------------------------------------------------------------------------------


----
38

                                                                    Stock and Bond
                                                    ----------------------------------------------
                                                          Year Ended              Year Ended
                                                            6/30/05                 6/30/04
                                                    ----------------------  ----------------------
                                                       Shares        Amount    Shares        Amount
---------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             96,409  $  2,437,598   108,795  $  2,623,428
  Class A - automatic conversion of Class B shares     8,624       223,741        --            --
  Class B                                             54,370     1,368,646   115,580     2,715,885
  Class C                                             29,622       749,273   125,171     3,012,416
  Class R                                             86,026     2,160,830    81,873     1,965,644
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             21,460       539,563    18,766       444,932
  Class B                                              4,250       106,895     3,189        75,705
  Class C                                              1,858        46,759     1,432        34,016
  Class R                                             10,304       259,235     6,787       161,604
---------------------------------------------------------------------------------------------------
                                                     312,923     7,892,540   461,593    11,033,630
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (278,940)   (7,046,198) (388,824)   (9,268,466)
  Class B                                           (111,712)   (2,817,908) (150,821)   (3,596,652)
  Class B - automatic conversion to Class A shares    (8,636)     (223,741)       --            --
  Class C                                            (76,723)   (1,932,493) (107,058)   (2,553,308)
  Class R                                            (53,262)   (1,351,435)  (27,667)     (664,749)
---------------------------------------------------------------------------------------------------
                                                    (529,273)  (13,371,775) (674,370)  (16,083,175)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                             (216,350) $ (5,479,235) (212,777) $ (5,049,545)
---------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities but excluding short-term investments) of investment securities and U.S. Government and agency obligations for the fiscal year ended June 30, 2005, were as follows:

                                             Multi-Cap    Large-Cap   Municipal   Stock and
                                                 Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $272,547,101 $425,702,978 $39,225,388 $31,887,794
  U.S. Government and agency obligations            --           --          --   5,996,800
Sales and maturities:
  Investment securities                     33,556,563  509,702,235  50,490,789  36,921,456
  U.S. Government and agency obligations            --           --          --   5,335,000
-------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on debt securities, if any, timing differences in recognizing income on taxable market discount securities, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2005, the cost of investments was as follows:

                            Multi-Cap    Large-Cap   Municipal   Stock and
                                Value        Value   and Stock        Bond
     ---------------------------------------------------------------------
     Cost of investments $386,472,689 $427,520,396 $72,166,302 $54,175,834
     ---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                               Multi-Cap    Large-Cap   Municipal   Stock and
                                                   Value        Value   and Stock        Bond
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 53,985,002  $97,097,898  $9,015,344  $8,148,028
  Depreciation                              (10,715,788)  (8,931,299)   (583,657)   (771,402)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 43,269,214  $88,166,599  $8,431,687  $7,376,626
---------------------------------------------------------------------------------------------


----
39

The tax components of undistributed net tax-exempt income, net ordinary income and net realized gains at June 30, 2005, were as follows:

                                           Multi-Cap  Large-Cap Municipal  Stock and
                                               Value      Value and Stock       Bond
------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $       -- $       --  $297,336 $       --
Undistributed net ordinary income**        1,705,303  2,306,113   190,476    342,184
Undistributed net long-term capital gains  3,352,193  2,447,937        --  1,885,052
------------------------------------------------------------------------------------

*  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 9, 2005, paid on July 1, 2005.
** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                Multi-Cap  Large-Cap  Municipal  Stock and
2005                                                Value      Value  and Stock       Bond
------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $       -- $       -- $1,410,386 $       --
Distributions from net ordinary income**        2,157,195  5,590,068    649,299  1,433,366
Distributions from net long-term capital gains    454,137         --         --         --
------------------------------------------------------------------------------------------

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2004                                               Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,391,794 $       --
Distributions from net ordinary income**         841,834  1,874,507    359,212  1,089,809
Distributions from net long-term capital gains   985,618         --         --         --
-----------------------------------------------------------------------------------------

** Net ordinary income consists of net taxable income derived from dividends,
interest, market discount accretion and net short-term capital gains, if    any.

At June 30, 2005, Municipal and Stock had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Municipal
                                            and Stock
                          ---------------------------
                          Expiration year:
                            2011           $7,818,822
                            2012              882,767
                          ---------------------------
                          Total            $8,701,589
                          ---------------------------


----
40

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of July 31, 2005, the complex-level fee rate was 0.1899%; that is, the funds' effective management fees were reduced by approximately 0.0101%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Fund-Level  Fund-Level  Fund-Level  Fund-Level
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .6500%      .6500%      .5500%      .5500%
 For the next $125 million           .6375       .6375       .5375       .5375
 For the next $250 million           .6250       .6250       .5250       .5250
 For the next $500 million           .6125       .6125       .5125       .5125
 For the next $1 billion             .6000       .6000       .5000       .5000
 For net assets over $2 billion      .5750       .5750       .4750       .4750
 ------------------------------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                 Multi-Cap   Large-Cap   Municipal   Stock and
                                     Value       Value   and Stock        Bond
                                Management  Management  Management  Management
 Average Daily Net Assets         Fee Rate    Fee Rate    Fee Rate    Fee Rate
 ------------------------------------------------------------------------------
 For the first $125 million          .8500%      .8500%      .7500%      .7500%
 For the next $125 million           .8375       .8375       .7375       .7375
 For the next $250 million           .8250       .8250       .7250       .7250
 For the next $500 million           .8125       .8125       .7125       .7125
 For the next $1 billion             .8000       .8000       .7000       .7000
 For net assets over $2 billion      .7750       .7750       .6750       .6750
 ------------------------------------------------------------------------------


----
41

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser had agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Large-Cap Municipal Stock and
                                            Value     Value and Stock      Bond
-------------------------------------------------------------------------------
Sales charges collected (unaudited)    $1,883,439  $117,935   $59,203   $27,667
Paid to authorized dealers (unaudited)  1,650,910   103,591    53,623    25,098
-------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                     Multi-Cap Large-Cap Municipal Stock and
                                         Value     Value and Stock      Bond
    ------------------------------------------------------------------------
    Commission advances (unaudited) $1,796,723   $37,603   $22,683   $17,514
    ------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2005, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                        Value     Value and Stock      Bond
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)  $818,641  $419,354  $166,351  $104,924
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2005, as follows:

                                 Multi-Cap Large-Cap Municipal Stock and
                                     Value     Value and Stock      Bond
       -----------------------------------------------------------------
       CDSC retained (unaudited)   $94,103   $87,933   $33,127   $33,471
       -----------------------------------------------------------------


----
42

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2005, to shareholders of record on July 8, 2005, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0380
                           Class B               .0250
                           Class C               .0250
                           Class R               .0415
                         -----------------------------


----
43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations         Less Distributions
                                                -----------------------------  ------------------------


MULTI-CAP VALUE





                                                      Net         Net
                                      Beginning   Invest-   Realized/              Net                   Ending
                                            Net      ment  Unrealized          Invest-                      Net
                                          Asset    Income        Gain             ment  Capital           Asset     Total
                                          Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2005                                  $18.56     $ .11      $ 2.15  $ 2.26    $(.05)  $ (.17) $ (.22) $20.60     12.20%
   2004                                   14.60       .04        4.38    4.42     (.02)    (.44)   (.46)  18.56     30.75
 4/01/03- 6/30/03                         11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                        11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 Year Ended 6/30:
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                         11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                        11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 Year Ended 6/30:
   2005                                   18.45      (.04)       2.13    2.09       --     (.17)   (.17)  20.37     11.35
   2004                                   14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                         11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                        11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 Year Ended 6/30:
   2005                                   18.52       .15        2.15    2.30     (.10)    (.17)   (.27)  20.55     12.43
   2004                                   14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                         11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                                13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                     11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                                13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                                11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                      ------------------------------------------------------------------------------
                                                 Before Credit/           After           After Credit/
                                                  Reimbursement     Reimbursement(c)    Reimbursement(d)
MULTI-CAP VALUE                                -----------------   -----------------   -----------------
                                                           Ratio               Ratio               Ratio
                                                          of Net              of Net              of Net
                                                         Invest-             Invest-             Invest-
                                                            ment                ment                ment
                                               Ratio of   Income   Ratio of   Income   Ratio of   Income
                                               Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                        Ending       to       to         to       to         to       to
                                           Net  Average  Average    Average  Average    Average  Average   Portfolio
                                        Assets      Net      Net        Net      Net        Net      Net    Turnover
                                         (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30:
   2005                               $179,548     1.36%     .54%      1.36%     .54%      1.36%     .54%         14%
   2004                                 58,279     1.48      .20       1.48      .20       1.48      .20          21
 4/01/03- 6/30/03                        4,732     1.66*     .59*      1.66*     .59*      1.66*     .60*         13
 12/09/02- 3/31/03                         294     1.78*    (.07)*     1.75*    (.04)*     1.75*    (.04)*        52
Class B (12/02)
 Year Ended 6/30:
   2005                                 33,216     2.10     (.20)      2.10     (.20)      2.10     (.20)         14
   2004                                  9,322     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                          193     2.43*    (.08)*     2.43*    (.08)*     2.43*    (.08)*        13
 12/09/02- 3/31/03                          20     3.29*   (1.95)*     2.50*   (1.16)*     2.50*   (1.16)*        52
Class C (12/02)
 Year Ended 6/30:
   2005                                128,758     2.11     (.21)      2.11     (.21)      2.10     (.21)         14
   2004                                 30,085     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                          416     2.44*    (.33)*     2.44*    (.33)*     2.44*    (.33)*        13
 12/09/02- 3/31/03                           2     2.50*    (.62)*     2.50*    (.62)*     2.50*    (.62)*        52
Class R (11/97)
 Year Ended 6/30:
   2005                                 82,413     1.10      .78       1.10      .78       1.10      .78          14
   2004                                 46,546     1.24      .39       1.24      .39       1.24      .39          21
 4/01/03- 6/30/03                       26,777     1.41*     .56*      1.41*     .56*      1.41*     .56*         13
 Year Ended 3/31:
   2003(e)                              21,795     1.61      .37       1.36      .62       1.36      .62          52
 11/01/01- 3/31/02(f)                   25,505     2.21*    (.10)*     1.25*     .86*      1.25*     .86*         14
 Year Ended 10/31:
   2001(g)                              16,996     1.54      .25       1.25      .54       1.25      .54          66
   2000(g)                              29,547     1.66      .09       1.15      .60       1.15      .60          49
---------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).


                                See accompanying notes to financial statements.

----
44

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE





                                               Net         Net
                               Beginning   Invest-   Realized/              Net                   Ending              Ending
                                     Net      ment  Unrealized          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                             $23.41     $ .32      $ 2.13  $ 2.45    $(.28)  $   --  $ (.28) $25.58     10.51% $416,407
 2004                              19.93       .12        3.44    3.56     (.08)      --    (.08)  23.41     17.90   434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
Class B (8/96)
 2005                              22.95       .14        2.08    2.22     (.11)      --    (.11)  25.06      9.66    45,224
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
Class C (8/96)
 2005                              22.92       .14        2.07    2.21     (.11)      --    (.11)  25.02      9.63    30,691
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
Class R (8/96)
 2005                              23.49       .38        2.14    2.52     (.34)      --    (.34)  25.67     10.77    22,350
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                           Before Credit/         After          After Credit/
                                           Reimbursement     Reimbursement(c)   Reimbursement(d)
LARGE-CAP VALUE                          -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                                            ment               ment               ment
                               Ratio of   Income  Ratio of   Income  Ratio of   Income
                               Expenses   (Loss)  Expenses   (Loss)  Expenses   (Loss)
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                              1.31%    1.31%     1.31%    1.31%     1.31%    1.31%        81%
 2004                              1.36      .56      1.36      .56      1.36      .56         85
 2003                              1.45      .45      1.45      .45      1.45      .45         90
 2002                              1.36      .33      1.36      .33      1.36      .33         81
 2001                              1.34      .62      1.33      .63      1.32      .64         90
Class B (8/96)
 2005                              2.06      .57      2.06      .57      2.06      .57         81
 2004                              2.11     (.18)     2.11     (.18)     2.11     (.18)        85
 2003                              2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                              2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                              2.09     (.13)     2.08     (.11)     2.07     (.11)        90
Class C (8/96)
 2005                              2.06      .57      2.06      .57      2.06      .57         81
 2004                              2.11     (.18)     2.11     (.18)     2.11     (.18)        85
 2003                              2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                              2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                              2.09     (.14)     2.07     (.13)     2.07     (.12)        90
Class R (8/96)
 2005                              1.06     1.56      1.06     1.56      1.06     1.56         81
 2004                              1.11      .83      1.11      .83      1.11      .83         85
 2003                              1.20      .70      1.20      .70      1.20      .70         90
 2002                              1.11      .58      1.11      .58      1.11      .58         81
 2001                              1.09      .86      1.08      .88      1.07      .88         90
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
45

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK




                                                            Net
                                 Beginning       Net  Realized/              Net                   Ending
                                       Net   Invest- Unrealized          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                               $21.96      $.62     $ 1.10  $ 1.72    $(.67)  $   --  $ (.67) $23.01      7.91%
 2004                                20.79       .54       1.14    1.68     (.51)      --    (.51)  21.96      8.13
 2003                                21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
Class B (8/96)
 2005                                22.99       .47       1.15    1.62     (.35)      --    (.35)  24.26      7.08
 2004                                21.63       .40       1.19    1.59     (.23)      --    (.23)  22.99      7.36
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
Class C (8/96)
 2005                                22.96       .48       1.15    1.63     (.35)      --    (.35)  24.24      7.13
 2004                                21.61       .40       1.18    1.58     (.23)      --    (.23)  22.96      7.32
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
Class R (8/96)
 2005                                21.57       .68       1.07    1.75     (.76)      --    (.76)  22.56      8.17
 2004                                20.46       .59       1.12    1.71     (.60)      --    (.60)  21.57      8.48
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                          Ratios/Supplemental Data
                                 --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK                                -----------------  -----------------  -----------------
                                                     Ratio              Ratio              Ratio
                                                    of Net             of Net             of Net
                                                   Invest-            Invest-            Invest-
                                         Ratio of     ment  Ratio of     ment  Ratio of     ment
                                         Expenses   Income  Expenses   Income  Expenses   Income
                                  Ending       to       to        to       to        to       to
                                     Net  Average  Average   Average  Average   Average  Average  Portfolio
                                  Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                            $54,323     1.24%    2.76%     1.24%    2.76%     1.23%    2.77%        47%
 2004                             56,787     1.28     2.47      1.25     2.51      1.25     2.51         45
 2003                             59,780     1.35     2.34      1.25     2.44      1.24     2.45         38
 2002                             68,197     1.29     2.64      1.25     2.68      1.25     2.68         34
 2001                             85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
Class B (8/96)
 2005                             18,671     2.00     2.01      2.00     2.01      1.99     2.02         47
 2004                             23,110     2.03     1.72      2.00     1.76      2.00     1.76         45
 2003                             26,534     2.10     1.60      2.00     1.71      1.99     1.71         38
 2002                             34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                             41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
Class C (8/96)
 2005                              7,979     1.99     2.01      1.99     2.01      1.98     2.02         47
 2004                              8,229     2.03     1.72      2.00     1.75      2.00     1.76         45
 2003                              9,083     2.10     1.59      2.00     1.69      1.99     1.70         38
 2002                             10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                             14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
Class R (8/96)
 2005                                761      .99     3.06       .99     3.06       .98     3.07         47
 2004                                716     1.03     2.72      1.00     2.75      1.00     2.76         45
 2003                                731     1.10     2.58      1.00     2.69       .99     2.69         38
 2002                                783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                              1,120     1.01     3.21      1.00     3.22       .99     3.23         37
------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
46

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations        Less Distributions
                                         ----------------------------  ------------------------                    -------


STOCK and BOND




                                                          Net
                               Beginning       Net  Realized/              Net                   Ending             Ending
                                     Net   Invest- Unrealized          Invest-                      Net                Net
                                   Asset      ment       Gain             ment  Capital           Asset     Total   Assets
Year Ended June 30,                Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                             $24.56      $.56     $ 1.47  $ 2.03    $(.64)  $   --  $ (.64) $25.95      8.33% $31,248
 2004                              22.72       .41       1.92    2.33     (.49)      --    (.49)  24.56     10.29   33,312
 2003                              23.48       .38       (.65)   (.27)    (.43)    (.06)   (.49)  22.72      (.99)  36,751
 2002                              25.25       .44      (1.73)  (1.29)    (.47)    (.01)   (.48)  23.48     (5.14)  42,907
 2001                              25.20       .57       2.00    2.57     (.58)   (1.94)  (2.52)  25.25     10.39   49,030
Class B (8/96)
 2005                              24.56       .37       1.47    1.84     (.45)      --    (.45)  25.95      7.53   11,564
 2004                              22.72       .23       1.92    2.15     (.31)      --    (.31)  24.56      9.48   12,459
 2003                              23.48       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.72     (1.73)  12,255
 2002                              25.25       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.48     (5.86)  13,067
 2001                              25.20       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.25      9.58   12,243
Class C (8/96)
 2005                              24.58       .37       1.47    1.84     (.45)      --    (.45)  25.97      7.53    7,947
 2004                              22.73       .23       1.93    2.16     (.31)      --    (.31)  24.58      9.52    8,632
 2003                              23.49       .22       (.65)   (.43)    (.27)    (.06)   (.33)  22.73     (1.73)   7,541
 2002                              25.26       .25      (1.72)  (1.47)    (.29)    (.01)   (.30)  23.49     (5.86)   6,686
 2001                              25.21       .37       2.00    2.37     (.38)   (1.94)  (2.32)  25.26      9.58    6,498
Class R (8/96)
 2005                              24.56       .62       1.47    2.09     (.70)      --    (.70)  25.95      8.60   10,753
 2004                              22.72       .47       1.92    2.39     (.55)      --    (.55)  24.56     10.56    9,117
 2003                              23.47       .44       (.64)   (.20)    (.49)    (.06)   (.55)  22.72      (.70)   7,048
 2002                              25.24       .50      (1.72)  (1.22)    (.54)    (.01)   (.55)  23.47     (4.90)   5,324
 2001                              25.19       .62       2.01    2.63     (.64)   (1.94)  (2.58)  25.24     10.66    5,396
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                           Before Credit/         After          After Credit/
                                           Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                           -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,              Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2005                              1.30%    2.16%     1.25%    2.21%     1.25%    2.21%        62%
 2004                              1.36     1.61      1.25     1.72      1.25     1.72         61
 2003                              1.38     1.64      1.25     1.77      1.25     1.77         68
 2002                              1.40     1.61      1.25     1.76      1.24     1.77         82
 2001                              1.41     2.04      1.25     2.20      1.24     2.21         73
Class B (8/96)
 2005                              2.05     1.41      2.00     1.46      2.00     1.47         62
 2004                              2.11      .86      2.00      .97      2.00      .97         61
 2003                              2.13      .89      2.00     1.02      2.00     1.02         68
 2002                              2.15      .86      2.00     1.01      1.99     1.02         82
 2001                              2.15     1.28      2.00     1.43      1.99     1.44         73
Class C (8/96)
 2005                              2.05     1.41      2.00     1.46      2.00     1.46         62
 2004                              2.11      .87      2.00      .98      2.00      .98         61
 2003                              2.13      .90      2.00     1.03      2.00     1.03         68
 2002                              2.15      .86      2.00     1.01      1.99     1.02         82
 2001                              2.15     1.29      2.00     1.44      1.99     1.45         73
Class R (8/96)
 2005                              1.05     2.41      1.00     2.46      1.00     2.46         62
 2004                              1.11     1.87      1.00     1.98      1.00     1.98         61
 2003                              1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                              1.15     1.86      1.00     2.01       .99     2.02         82
 2001                              1.15     2.27      1.00     2.42       .99     2.43         73
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.




                                See accompanying notes to financial statements.

----
47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the year ended June 30, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated August 20, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
August 23, 2005


----
48

ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS


At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and NWQ with respect to the Nuveen NWQ Multi-Cap Value Fund and the Sub-Advisory Agreements between NAM and ICAP with respect to the Nuveen Large-Cap Value, Balanced Municipal and Stock and Balanced Stock and Bond Funds. NWQ and ICAP are each a "Sub-Adviser" and NAM and the Sub-Advisers are each a "Fund Adviser."

The Approval Process

To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also had previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of


----
49
services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, because the Funds utilize a Sub-Adviser, the Trustees also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

With respect to the Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group if available and its performance compared to recognized and/or customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to the non-municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses
In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements (as applicable) and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." The Trustees further noted that net total expense ratios for all the open-end equity and balanced Funds, except the Nuveen NWQ International Value Fund, were somewhat above the peer averages. Nevertheless, the Trustees noted that when the comparisons were made with unaffiliated funds of comparable total asset size, such Nuveen funds were within the mid-range of that narrower Peer Group.

2. Comparisons with the Fees of Other Clients
The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients. Such other clients included separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. With respect to separately managed accounts, the advisory fees for


----
50
such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of the Sub-Advisers, the Trustees also considered the pricing schedule the respective Sub-Adviser charges for similar investment management services for other fund sponsors or clients. In this regard, the Trustees noted that the sub-advisory fees were at the lower end of the respective Sub-Adviser's fee schedule.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned affiliated sub-advisers--such as NWQ) as well as the profitability of ICAP. The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. With respect


----
51
to ICAP and NWQ, the Trustees considered that the Sub-Adviser benefits from its soft dollar arrangements pursuant to which the Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Trustees received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that a Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest
St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ is a wholly-owned subsidiary of Nuveen. Accordingly, the change of control of Nuveen Investments would also result in a change of control of such Sub-Adviser resulting in the automatic termination of the Original Sub-Advisory Agreements with such Sub-Adviser. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specifically, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective existing Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. Approval

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.


----
52

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:

-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Asset         153
10/28/42                                                      Management, President and CEO, Banc One
333 W. Wacker Drive                                           Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
53

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
54

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
55

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and Vice President (since 2005) and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
56

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                      Legal Counsel              Transfer Agent and
Nuveen Asset Management*          Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive             Chicago, IL                Boston Financial
Chicago, IL 60606                                            Data Services, Inc.
                                  Independent Registered     Nuveen Investor Services
Sub-Advisers                      Public Accounting Firm     P.O. Box 8530
NWQ Investment Management         PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                      Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067             Custodian
Institutional Capital Corporation State Street Bank & Trust
225 West Wacker Drive             Boston, MA
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
Unaudited Information: The Balanced Stock and Bond Fund designates 75% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 80% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the
Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the
Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
57

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                                                                     Learn more
                                                          about Nuveen Funds at
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    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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Nuveen Investments
Value Funds
--------------------------------------------------------------------------------
                                               Annual Report dated June 30, 2005
                                             -----------------------------------

For investors seeking long-term growth potential.

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Nuveen NWQ Global Value Fund
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Timothy R. Schwertfeger
Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ). I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its shares in Nuveen to us or to others. These transactions have had and will have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 16, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen NWQ Small-Cap Value, Global Value and Value Opportunities Funds

  The three Funds highlighted in this report feature equity management by NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Phyllis Thomas, Gregg Tenser, Paul Hechmer, Mark Morris and Dave Iben discuss economic and market conditions, key investment strategies and the performance of the Funds. Phyllis Thomas manages the Nuveen NWQ Small-Cap Value Fund, while Gregg Tenser, Paul Hechmer and Mark Morris co-manage the Nuveen NWQ Global Value Fund and Dave Iben is the manager for the Nuveen NWQ Value Opportunities Fund.

--------------------------------------------------------------------------------


What were the general market conditions during this reporting period?

Last summer the U.S. stock market seemed stuck in a very tight trading range as investors worried about the outcome of the Presidential election, the risk of some terrorist event disrupting the election, and the ever-rising price of oil. However, once the election uncertainty was over, and some weakness in oil prices appeared, stocks surged ahead to end the year at their highs. Stocks were somewhat vulnerable entering 2005 as concerns of economic growth began to surface due to escalating commodity prices and rising short-term interest rates. The market worked its way lower for the first four and a half months of the year before a meaningful rally, starting in mid-May, erased the earlier declines and produced small gains for the first half of the year. International markets largely marked time, as a persistently strong dollar offset solid local currency performance. For the past twelve months, value stocks significantly outperformed growth across all capitalization ranges, while mid-capitalization stocks significantly outperformed their large and small capitalization counterparts (as measured by the Russell stock indices). The biggest surprise has been the yields on longer maturity bonds, which have declined despite the Federal Reserve raising the short-term Federal Funds rate by 2.25 percent since June 2004.

How did the Funds perform during the period ended June 30, 2005?

The table on the next page provides total-return performance information for the three Funds for the 6-month and since inception periods ended June 30, 2005. Each Fund's total return performance is compared to its corresponding Lipper peer fund category and relevant benchmark index. The reasons for each Fund's variance from its Lipper category and benchmark index are discussed later in the report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance throughout the period?

Nuveen NWQ Small-Cap Value Fund

During the last six months, the total return of the Nuveen NWQ Small-Cap Value Fund (A shares at NAV) has underperformed the returns of the Lipper Small-Cap Core Funds Index and the Russell 2000 Value Index. The fund outperformed the indexes during the weak first quarter, but lagged in the second quarter market recovery. Despite the very positive impact of the Fund's overweighting (compared to the Russell 2000 Value Index benchmark) to the strong performing energy sector, the Fund underperformed during the second quarter as a result of its underweighted position in healthcare, utilities and finance which were the next best performing sectors. Investors were buying safe haven stocks in anticipation of sharply slowing economic growth. NWQ's research team, however, has had difficulty finding stocks with attractive valuation and risk/reward characteristics in these sectors.

The Fund's total return for the since inception period has been dominated by holdings in the energy sector with individual stock returns within a range of 40% to in excess of 80%. Of note, these

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Cumulative Total Returns as of 6/30/05
--------------------------------------------------------------------------------

                                                        Cumulative
                                                               Since
                                                             Inception
                                                     6-Month (12/9/04)
                                                     -----------------
         Nuveen NWQ Small-Cap Value Fund
          A Shares at NAV                             -0.81%     4.20%
          A Shares at Offer                           -6.51%    -1.79%
         Lipper Small-Cap Core Funds Index/1/         -0.16%    -0.16%
         Russell 2000 Value Index/2/                   0.90%     4.19%
         -------------------------------------------------------------

         Nuveen NWQ Global Value Fund
          A Shares at NAV                             -0.14%     3.55%
          A Shares at Offer                           -5.88%    -2.40%
         Lipper Global Multi-Cap Core Funds Index/3/   1.04%     1.04%
         MSCI World Value Index/4/                    -1.42%     2.38%
         -------------------------------------------------------------

         Nuveen NWQ Value Opportunities Fund
          A Shares at NAV                              2.33%     5.35%
          A Shares at Offer                           -3.55%    -0.71%
         Lipper Mid-Cap Core Funds Index/5/            0.99%     0.99%
         Russell Midcap Value Index/6/                 5.51%     9.86%
         -------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds' investment adviser which may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call
(800) 257-8787.

stocks still appear to be undervalued based on conservative price assumptions for oil and natural gas over the next several years, and the ability of these companies to increase their production reserves meaningfully. The worst performing stocks tended to be in the materials sector due to investor concern about the potential for an economic slowdown. Some of the more notable underperformers were Smurfit-Stone Container Corp., Mattson Technology, Inc., Buckeye Technologies Inc., and Wausau-Mosinee Paper Corp. As the fear of economic slowdown has dissipated, these stocks have generally begun to recover.

Nuveen NWQ Global Value Fund

The Nuveen NWQ Global Value Fund's total return on A shares at NAV outperformed the MSCI World Value Index and underperformed the Lipper Global Multi-Cap Core Funds Index during the first six months of the year. Strength was driven by our domestic mortgage and technology investments, which rebounded after a weak first quarter. Our global holdings in energy and utilities continued to perform well. Poor stock performance from several of our consumer discretionary names was the main detractor from performance during the period, as well as weakness in materials stocks.

Materials stocks constituted our largest over-weighted sector versus the MSCI World Value Index benchmark. We believe these companies will


--------------------------------------------------------------------------------

1The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
4The MSCI World Value Index covers the full range of developed, emerging and All Country MSCI Equity Indices. The index uses a two dimensional framework for style segmentation in which value securities are categorized using three different attributes including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index, targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value indices are then aggregated into regional Value indices. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The since inception data for the index represents returns for the period 12/31/04 - 6/30/05, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
6The Russell Midcap Value Index measures the performance of those Russell
 Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
benefit from continued robust demand and limited additional supply. To that end, we further added to our holdings in this sector in which we continue to find significant value. As an example, we recently added to our materials exposure through our purchase of Placer Dome Inc., a Canadian gold producer with mining activities across the globe. We also increased our position in oil producer Kerr-McGee Corporation. We eliminated our position in Delphi Corporation at a loss, as we saw no visible positive catalyst for the stock, given its heavy retiree benefits burden and poor trends in domestic auto demand.

We believe that overall valuations of international firms remain low compared to the US market, and selective interesting investing opportunities remain. For this reason, our portfolio is modestly tilted more towards foreign stocks than the benchmark.

Nuveen NWQ Value Opportunities Fund

For the period since the Nuveen NWQ Value Opportunities Fund's inception, the Fund's total return on A shares at NAV outperformed the Lipper Mid-Cap Core Index and underperformed the Russell Midcap Value Index benchmark. The short-term underperformance relative to the Russell Midcap Value Index benchmark is primarily attributed to the recent correction in many of our materials holdings.

We continue to use bottom-up, value-based fundamental analysis to identify good companies that we believe are mis-priced in the marketplace. This often leads to a Fund that is dramatically overweighted or underweighted in economic sectors compared to the Fund's benchmark, as Wall Street continues to fall in and out of love with entire sectors. In recent years, Wall Street has been slow to appreciate companies that are rich in hard assets. The Fund has benefited as Wall Street began to recognize the intrinsic value of ships, rails, and companies that mine coal, uranium, copper, nickel, etc. Examples of these securities that are in the Fund's portfolio are CP Ships Limited and Union Pacific Corporation. However, Wall Street continues to have a lesser opinion of companies involved with agriculture, paper, gold, silver and platinum than we do. This has hampered the Fund's performance. Examples of these laggards are Bema Gold Corporation, AGCO Corporation, and Domtar Inc. While our strategy remained constant throughout the period, we were able to opportunistically take advantage of the periodic weaknesses of specific stocks.


--------------------------------------------------------------------------------

                             Annual Report  Page 4

     Nuveen NWQ Small-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                      Lipper
                Nuveen NWQ         Nuveen NWQ        Small-Cap
             Small-Cap Value       Small-Cap        Core Funds   Russell 2000   S&P 500
              Fund (Offer)      Value Fund (NAV)      Index      Value Index    Index
             ---------------    ----------------   ----------    ------------   -------
12/31/2004       $9,425             $10,000         $10,000        $10,000      $10,000
 1/31/2005        9,191               9,752           9,710          9,613        9,756
 2/28/2005        9,577              10,162           9,937          9,804        9,961
 3/31/2005        9,322               9,890           9,687          9,602        9,785
 4/30/2005        8,617               9,143           9,164          9,107        9,599
 5/31/2005        8,940               9,485           9,655          9,662        9,904
 6/30/2005        9,349               9,919           9,984         10,089        9,918





================================================================================

     Nuveen NWQ Global Value Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]

            Nuveen NWQ     Nuveen NWQ    Lipper Global
           Global Value   Global Value  Multi-Cap Core  MSCI World    S&P 500
            Fund (Offer)   Fund (NAV)     Funds Index   Value Index    Index
           -------------   ----------     ----------    -----------   -------
12/31/2004   $9,425        $10,000         $10,000       $10,000      $10,000
 1/31/2005    9,121          9,677           9,873         9,819        9,756
 2/28/2005    9,439         10,015          10,182        10,189        9,961
 3/31/2005    9,248          9,812           9,996         9,990        9,785
 4/30/2005    9,089          9,644           9,817         9,773        9,599
 5/31/2005    9,275          9,841           9,984         9,868        9,904
 6/30/2005    9,412          9,986          10,102         9,994        9,918

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

     Nuveen NWQ Value Opportunities Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                                                    Lipper           Russell
               Nuveen NWQ Value           Nuveen NWQ Value       Mid-Cap Core        Midcap
          Opportunities Fund (Offer)  Opportunities Fund (NAV)    Funds Index      Value Index      S&P 500 Index
          --------------------------  ------------------------  --------------   ---------------   -------------
12/31/2004         $9,425                       $10,000             $10,000           $10,000         $10,000
 1/31/2005          9,090                         9,645               9,738             9,767           9,756
 2/28/2005          9,580                        10,165               9,980            10,108           9,961
 3/31/2005          9,406                         9,980               9,878            10,078           9,785
 4/30/2005          8,967                         9,514               9,500             9,811           9,599
 5/31/2005          9,246                         9,810               9,952            10,217           9,904
 6/30/2005          9,644                        10,232              10,187            10,551           9,918


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Small-Cap Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.84   $20.76   $20.76   $20.87
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                  Cumulative Total Returns as of 6/30/05

                  A Shares                          NAV  Offer
                  --------------------------------------------
                  Since Inception                 4.20% -1.79%
                  --------------------------------------------

                  B Shares                     w/o CDSC w/CDSC
                  --------------------------------------------
                  Since Inception                 3.80% -1.20%
                  --------------------------------------------

                  C Shares                          NAV w/CDSC
                  --------------------------------------------
                  Since Inception                 3.80%  2.80%
                  --------------------------------------------

                  R Shares                          NAV
                  --------------------------------------------
                  Since Inception                 4.35%
                  --------------------------------------------
                  Top Five Stock Holdings/1/
                  Griffon Corporation                     4.5%
                  --------------------------------------------
                  Denbury Resources Inc.                  3.7%
                  --------------------------------------------
                  Quantum Corporation                     3.6%
                  --------------------------------------------
                  Range Resources Corporation             3.4%
                  --------------------------------------------
                  Casey's General Stores, Inc.            3.4%
                  --------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                        100.0%


               Portfolio Statistics
               Net Assets ($000)                          $2,087
               -------------------------------------------------
               Average Market Capitalization (Stocks) $1 billion
               -------------------------------------------------
               Number of Stocks                               45
               -------------------------------------------------
               Expense Ratio/2/                            1.42%
               -------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the period December 9, 2004
 (commencement of operations) through June 30, 2005.

                             Annual Report  Page 7

  Fund Spotlight as of 6/30/05                   Nuveen NWQ Small-Cap Value Fund

================================================================================


                          Portfolio Diversification/1/
                          Materials              21.4%
                          ----------------------------
                          Industrials            21.2%
                          ----------------------------
                          Financials             16.3%
                          ----------------------------
                          Consumer Discretionary 13.1%
                          ----------------------------
                          Energy                 10.5%
                          ----------------------------
                          Information Technology  8.9%
                          ----------------------------
                          Consumer Staples        5.8%
                          ----------------------------
                          Utilities               2.8%
                          ----------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $  991.90 $  988.60 $  988.60 $  993.30   $1,017.80 $1,014.03 $1,014.03 $1,019.04
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.96 $   10.70 $   10.70 $    5.73   $    7.05 $   10.84 $   10.84 $    5.81
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.41%, 2.17%, 2.17% and 1.16% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 8

  Fund Spotlight as of 6/30/05                      Nuveen NWQ Global Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.71   $20.63   $20.63   $20.74
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

            Cumulative Total Returns as of 6/30/05

            A Shares                                     NAV  Offer
            -------------------------------------------------------
            Since Inception                            3.55% -2.40%
            -------------------------------------------------------

            B Shares                                w/o CDSC w/CDSC
            -------------------------------------------------------
            Since Inception                            3.15% -1.85%
            -------------------------------------------------------

            C Shares                                     NAV w/CDSC
            -------------------------------------------------------
            Since Inception                            3.15%  2.15%
            -------------------------------------------------------

            R Shares                                     NAV
            -------------------------------------------------------
            Since Inception                            3.70%
            -------------------------------------------------------
            Top Five Stock Holdings/1/
            Countrywide Financial Corporation                  3.0%
            -------------------------------------------------------
            Computer Associates International, Inc.            2.8%
            -------------------------------------------------------
            Kerr-McGee Corporation                             2.5%
            -------------------------------------------------------
            Noble Energy, Inc.                                 2.5%
            -------------------------------------------------------
            Barrick Gold Corporation                           2.5%
            -------------------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities            100.0%

               Portfolio Statistics
               Net Assets ($000)                           $2,074
               --------------------------------------------------
               Average Market Capitalization (Stocks) $30 billion
               --------------------------------------------------
               Number of Stocks                                65
               --------------------------------------------------
               Expense Ratio/2/                             1.58%
               --------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the period December 9, 2004 through June 30, 2005.

                             Annual Report  Page 9

  Fund Spotlight as of 6/30/05                      Nuveen NWQ Global Value Fund

================================================================================

                             Country Allocation/1/
                             United States    52.2%
                             ----------------------
                             Japan            15.0%
                             ----------------------
                             United Kingdom    8.6%
                             ----------------------
                             Canada            6.3%
                             ----------------------
                             South Korea       3.7%
                             ----------------------
                             Italy             2.9%
                             ----------------------
                             South Africa      1.7%
                             ----------------------
                             Taiwan            1.6%
                             ----------------------
                             Hong Kong         1.5%
                             ----------------------
                             Portugal          1.3%
                             ----------------------
                             Switzerland       1.3%
                             ----------------------
                             Finland           1.1%
                             ----------------------
                             Netherlands       1.0%
                             ----------------------
                             Australia         1.0%
                             ----------------------
                             Papua New Guinea  0.8%
                             ----------------------

                        Portfolio Diversification/1/
                        Financials                 16.0%
                        --------------------------------
                        Consumer Discretionary     13.8%
                        --------------------------------
                        Materials                  12.7%
                        --------------------------------
                        Industrials                10.4%
                        --------------------------------
                        Energy                     10.3%
                        --------------------------------
                        Consumer Staples           10.1%
                        --------------------------------
                        Information Technology      9.6%
                        --------------------------------
                        Telecommunication Services  9.6%
                        --------------------------------
                        Utilities                   5.4%
                        --------------------------------
                        Healthcare                  2.1%
                        --------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $  998.60 $  994.70 $  994.70 $  999.50   $1,017.01 $1,013.29 $1,013.29 $1,018.25
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    7.78 $   11.47 $   11.47 $    6.54   $    7.85 $   11.58 $   11.58 $    6.61
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.57%, 2.32%, 2.32% and 1.32% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 10

  Fund Spotlight as of 6/30/05               Nuveen NWQ Value Opportunities Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $21.07   $20.98   $20.98   $21.09
               --------------------------------------------------
               Inception Date 12/09/04 12/09/04 12/09/04 12/09/04
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                 Cumulative Total Returns as of 6/30/05

                 A Shares                             NAV  Offer
                 -----------------------------------------------
                 Since Inception                    5.35% -0.71%
                 -----------------------------------------------

                 B Shares                        w/o CDSC w/CDSC
                 -----------------------------------------------
                 Since Inception                    4.90% -0.10%
                 -----------------------------------------------

                 C Shares                             NAV w/CDSC
                 -----------------------------------------------
                 Since Inception                    4.90%  3.90%
                 -----------------------------------------------

                 R Shares                             NAV
                 -----------------------------------------------
                 Since Inception                    5.45%
                 -----------------------------------------------
                 Top Five Common Stock Holdings/1/
                 Union Pacific Corporation                  4.0%
                 -----------------------------------------------
                 AngloGold Ashanti Limited, Sponsored ADR   3.7%
                 -----------------------------------------------
                 Aon Corporation                            3.2%
                 -----------------------------------------------
                 Allied Waste Industries, Inc.              3.2%
                 -----------------------------------------------
                 The Mosaic Company                         3.0%
                 -----------------------------------------------

Portfolio Allocation/1/

                                    [CHART]

Equities                 78.2%
Convertible Bonds        19.6%
Preferred Stock           2.2%

               Portfolio Statistics
               Net Assets ($000)                          $2,109
               -------------------------------------------------
               Average Market Capitalization (Stocks) $6 billion
               -------------------------------------------------
               Number of Common Stocks                        48
               -------------------------------------------------
               Expense Ratio/3/                            1.30%
               -------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.
2Class A shares after credit/reimbursement for the period December 9, 2004 through June 30, 2005.

                            Annual Report  Page 11

  Fund Spotlight as of 6/30/05               Nuveen NWQ Value Opportunities Fund

================================================================================

                             Country Allocation/1/
                             United States    68.9%
                             ----------------------
                             Canada           13.6%
                             ----------------------
                             South Africa      4.6%
                             ----------------------
                             South Korea       3.3%
                             ----------------------
                             Japan             2.3%
                             ----------------------
                             France            2.3%
                             ----------------------
                             Portugal          2.2%
                             ----------------------
                             Papua New Guinea  1.6%
                             ----------------------
                             United Kingdom    1.2%
                             ----------------------

                        Portfolio Diversification/1/:
                        Materials                  31.4%
                        --------------------------------
                        Information Technology     20.8%
                        --------------------------------
                        Industrials                20.0%
                        --------------------------------
                        Consumer Staples            6.9%
                        --------------------------------
                        Utilities                   6.9%
                        --------------------------------
                        Financials                  5.8%
                        --------------------------------
                        Energy                      4.8%
                        --------------------------------
                        Consumer Discretionary      1.9%
                        --------------------------------
                        Telecommunication Services  1.0%
                        --------------------------------
                        Transportation              0.5%
                        --------------------------------

1As a percentage of total holdings as of June 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (1/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (6/30/05)    $1,023.30 $1,019.40 $1,019.40 $1,024.30   $1,018.50 $1,014.78 $1,014.78 $1,019.74
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.37 $   10.11 $   10.11 $    5.12   $    6.36 $   10.09 $   10.09 $    5.11
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.27%, 2.02%, 2.02% and 1.02% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 12

Portfolio of Investments
NUVEEN NWQ SMALL-CAP VALUE FUND
June 30, 2005

                                                                     Market
Shares Description                                                    Value
---------------------------------------------------------------------------
       COMMON STOCKS - 97.6%

       Consumer Discretionary - 12.8%

 3,500 Casey's General Stores, Inc.                                 $69,370

 2,200 Commercial Vehicle Group Inc. #                               39,050

 1,900 Fossil Inc. #                                                 43,130

 3,500 Gymboree Corporation #                                        47,810

 3,800 Earle M. Jorgensen Company #                                  30,590

 9,000 Quaker Fabric Corporation                                     36,810
---------------------------------------------------------------------------
       Consumer Staples - 5.6%

 6,200 Del Monte Foods Company#                                      66,774

 3,800 Premium Standard Farms Inc. #                                 50,920
---------------------------------------------------------------------------
       Energy - 10.3%

 1,900 Denbury Resources Inc.#                                       75,563

 2,600 Range Resources Corporation                                   69,940

 7,600 Stolt Offshore S.A., ADR #                                    68,932
---------------------------------------------------------------------------
       Financials - 15.9%

 3,300 Anthracite Capital, Inc.                                      39,105

 1,665 The Bancorp, Inc. #                                           29,038

 1,700 Franklin Bank Corporation #                                   31,892

 4,300 HomeBanc Corp.                                                39,087

 1,500 IndyMac Bancorp, Inc.                                         61,095

 4,000 New York Mortgage Trust, Inc.                                 36,280

 3,200 PMA Capital Corporation, Class A #                            28,256

   700 RAIT Investment Trust                                         20,965

   900 Saxon Capital Inc. #                                          15,363

 3,300 Sunset Financial Resources, Inc.                              31,251
---------------------------------------------------------------------------
       Industrials - 20.7%

   900 Chicago Bridge & Iron Company N.V.                            20,574

 4,500 General Cable Corporation #                                   66,735

 4,100 Griffon Corporation #                                         91,020

 1,300 Kennametal Inc.                                               59,605

   900 Lincoln Electric Holdings Inc.                                29,835

 2,000 Marten Transport, Ltd. #                                      41,980

   600 Ritchie Bros. Auctioneers Incorporated                        23,130

 3,600 Sauer-Danfoss, Inc.                                           63,972

   900 York International Corporation                                34,200
---------------------------------------------------------------------------
       Information Technology - 8.6%

 2,000 Excel Technology, Inc. #                                      48,600

 8,200 Mattson Technology, Inc. #                                    58,712

24,600 Quantum Corporation #                                         73,062
---------------------------------------------------------------------------
       Materials - 21.0%

 1,600 Agrium Inc.                                                   31,376

 2,400 Aleris International Inc. #                                   54,120

 1,900 Bowater Incorporated                                          61,503

----
13

Portfolio of Investments
NUVEEN NWQ SMALL-CAP VALUE FUND (continued)
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       Materials (continued)

 3,700 Buckeye Technologies Inc. #                                  $   29,489

 1,700 Century Aluminum Company #                                       34,680

   400 Georgia Gulf Corporation                                         12,420

 3,700 Gibraltar Industries Inc.                                        68,598

 1,400 Glatfelter                                                       17,360

 5,100 Sappi Limited, Sponsored ADR                                     55,182

 1,700 Smurfit-Stone Container Corporation #                            17,289

 4,700 Wausau-Mosinee Paper Corporation                                 56,306
------------------------------------------------------------------------------
       Utilities - 2.7%

 1,200 Southwestern Energy Company #                                    56,376
------------------------------------------------------------------------------
       Total Investments (cost $2,015,332)                           2,037,345
       ----------------------------------------------------------------------
       Other Assets Less Liabilities - 2.4%                             49,491
       ----------------------------------------------------------------------
       Net Assets - 100%                                            $2,086,836
       ----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND
June 30, 2005


                                                                     Market
Shares Description                                                    Value
---------------------------------------------------------------------------
       COMMON STOCKS - 94.5%

       Consumer Discretionary - 13.0%

 1,030 Dai Nippon Printing Co., Ltd., ADR                           $33,221

   860 Fuji Photo Film Co., Ltd., ADR                                28,027

 2,300 Liberty Media Corporation, Class A #                          23,437

 1,320 Makita Corporation, ADR                                       25,780

 2,000 Matsushita Electric Industrial Co., Ltd., ADR                 30,360

 2,800 Sekisui House, Ltd., ADR                                      28,504

 1,500 Toys "R" Us, Inc. #                                           39,720

 1,000 Viacom Inc., Class B                                          32,020

   460 Wacoal Corp., ADR                                             29,343
---------------------------------------------------------------------------
       Consumer Staples - 9.6%

   700 Albertson's, Inc.                                             14,476

   750 Altria Group, Inc.                                            48,495

 1,060 Associated British Foods PLC, ADR                             15,684

 1,490 J. Sainsbury plc Sponsored ADR                                31,067

   500 Kimberly-Clark Corporation                                    31,295

 3,140 Kirin Brewery Company, Limited, ADR                           30,489

 2,160 Shiseido Company, Limited                                     27,000
---------------------------------------------------------------------------
       Energy - 9.8%

   250 Eni S.p.A., Sponsored ADR                                     32,050

   648 Kerr-McGee Corporation                                        49,449

   650 Noble Energy, Inc.                                            49,173

   600 Shell Transport & Trading Company                             34,836

   790 Suncor Energy, Inc.                                           37,383
---------------------------------------------------------------------------
       Financials - 14.9%

   900 Aon Corporation                                               22,536

   900 Citigroup Inc.                                                41,607

 1,500 Countrywide Financial Corporation                             57,915

   700 Fannie Mae                                                    40,880

   450 The Hartford Financial Services Group, Inc.                   33,651

 1,000 JPMorgan Chase & Co.                                          35,320

   200 MGIC Investment Corporation                                   13,044

   700 Radian Group Inc.                                             33,054

   550 Wells Fargo & Company                                         33,869
---------------------------------------------------------------------------
       Healthcare - 2.0%

   500 Aetna Inc.                                                    41,410
---------------------------------------------------------------------------
       Industrials - 9.8%

   600 Lockheed Martin Corporation                                   38,922

 1,020 Metso Corporation, ADR                                        22,134

   700 Northrop Grumman Corporation                                  38,675

   550 Pitney Bowes Inc.                                             23,953

   550 Raytheon Company                                              21,516

----
15

Portfolio of Investments
NUVEEN NWQ GLOBAL VALUE FUND (continued)
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       Industrials (continued)

 1,050 Tomkins PLC, ADR                                             $   19,971

   600 Union Pacific Corporation                                        38,880
------------------------------------------------------------------------------
       Information Technology - 9.1%

 1,800 Agilent Technologies, Inc. #                                     41,436

 2,000 Computer Associates International, Inc.                          54,960

 1,250 Microsoft Corporation                                            31,050

 1,900 Motorola, Inc.                                                   34,694

 2,020 Nintendo Limited, ADR                                            26,502
------------------------------------------------------------------------------
       Materials - 12.1%

 1,110 Alumina Limited                                                  18,881

   610 AngloGold Ashanti Limited                                        21,795

 1,950 Barrick Gold Corporation                                         48,809

 1,190 DSM NV                                                           20,230

   520 Impala Platinum Holdings Limited                                 11,648

   750 International Paper Company                                      22,658

   880 Lihir Gold Limited #                                             16,333

 1,100 Lonmin plc, ADR                                                  20,841

 1,190 Noranda, Inc. #                                                  20,587

   350 POSCO, ADR                                                       15,390

 1,100 Placer Dome Inc                                                  16,918

   130 Rio Tinto plc, Sponsored ADR                                     15,850
------------------------------------------------------------------------------
       Telecommunication Services - 9.1%

 1,460 Chunghwa Telecom Co., Ltd., Sponsored ADR                        31,288

 1,770 KT Corporation, ADR                                              38,055

 1,600 Nippon Telegraph and Telephone Corporation, ADR                  34,352

 1,350 Sprint Corporation                                               33,872

   760 Swisscom AG Sponsored ADR                                        24,791

 1,000 Telecom Italia S.p.A., Sponsored ADR                             25,760
------------------------------------------------------------------------------
       Utilities - 5.1%

 5,250 CLP Holdings Limited, ADR                                        29,925

 1,010 EDP - Energias de Portugal, S.A.                                 25,331

 1,260 Korea Electric Power Corporation (KEPCO)                         19,744

 1,260 United Utilities plc, Sponsored ADR                              30,149
------------------------------------------------------------------------------
       Total Investments (cost $1,900,570)                           1,960,995
       ----------------------------------------------------------------------
       Other Assets Less Liabilities - 5.5%                            113,124
       ----------------------------------------------------------------------
       Net Assets - 100%                                            $2,074,119
       ----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN NWQ VALUE OPPORTUNITIES FUND
June 30, 2005

                                                                     Market
Shares Description                                                    Value
---------------------------------------------------------------------------
       COMMON STOCKS - 72.2%

       Consumer Discretionary - 1.7%

   400 CDW Corporation                                              $22,836

   300 School Specialty Inc. #                                       13,950
---------------------------------------------------------------------------
       Consumer Staples - 6.4%

   900 Archer-Daniels-Midland Company                                19,242

 1,900 Del Monte Foods Company #                                     20,463

 1,600 The Kroger Co. #                                              30,448

 1,900 Premium Standard Farms Inc. #                                 25,460

 2,200 Tyson Foods, Inc. - Class A                                   39,160
---------------------------------------------------------------------------
       Energy - 4.5%

   332 Kerr-McGee Corporation                                        25,335

   800 Nexen Inc.                                                    24,288

   950 Technip SA, ADR                                               44,270
---------------------------------------------------------------------------
       Financials - 5.4%

 2,500 Aon Corporation                                               62,600

   800 CNA Financial Corporation #                                   22,736

 3,700 MFA Mortgage Investments, Inc.                                27,565
---------------------------------------------------------------------------
       Industrials - 15.5%

 2,700 AGCO Corporation #                                            51,624

 7,800 Allied Waste Industries, Inc. #                               61,854

   600 CP Ships Limited                                               9,390

   700 Komatsu, Ltd., Sponsored ADR                                  21,756

 1,700 Lindsay Manufacturing Company                                 40,086

   500 Tennant Company                                               17,705

   750 Trinity Industries Inc.                                       24,023

 1,200 Union Pacific Corporation                                     77,760

 1,200 CNH Global N.V.                                               22,668
---------------------------------------------------------------------------
       Information Technology - 4.1%

 2,100 Authentidate Holding Corporation #                             5,586

   300 Kyocera Corporation, Sponsored ADR                            23,010

 7,000 Maxtor Corporation #                                          36,400

 1,400 OSI Systems Inc. #                                            22,106
---------------------------------------------------------------------------
       Materials - 26.9%

 2,000 AngloGold Ashanti Limited, Sponsored ADR                      71,460

 1,800 Barrick Gold Corporation                                      45,054

23,600 Bema Gold Corporation #                                       56,404

 2,500 Domtar Inc.                                                   18,475

 7,000 Eldorado Gold Corporation #                                   18,690

 3,800 Gammon Lake Resources Inc. #                                  25,574

   600 Inco Limited                                                  22,650

 1,700 Lihir Gold Limited, Sponsored ADR #                           31,552

 1,200 Lonmin PLC, Sponsored ADR                                     22,735

----
17

Portfolio of Investments
NUVEEN NWQ VALUE OPPORTUNITIES FUND (continued)
June 30, 2005

                                                                        Market
Shares Description                                                       Value
------------------------------------------------------------------------------
       Materials (continued)

 3,800 The Mosaic Company #                                         $   59,128

 1,100 Newmont Mining Corporation                                       42,933

 2,200 Noranda, Inc. #                                                  38,060

 9,100 Orezone Resources Inc. #                                         11,921

 2,900 Placer Dome Inc.                                                 44,602

 1,700 Sappi Limited, Sponsored ADR                                     18,394

 3,000 Apex Silver Mines Limited #                                      41,220
------------------------------------------------------------------------------
       Telecommunication Services - 0.9%

   900 KT Corporation, Sponsored ADR                                    19,350
------------------------------------------------------------------------------
       Transportation - 0.4%

 3,500 Central Freight Lines Inc. #                                      9,100
------------------------------------------------------------------------------
       Utilities - 6.4%

   800 Alliant Energy Corporation                                       22,520

   500 DTE Energy Company                                               23,385

 1,700 EDP - Electricidade de Portugal S.A., ADR                        42,636

 2,900 Korea Electric Power Corporation (KEPCO), Sponsored ADR          45,443
------------------------------------------------------------------------------
       Total Common Stocks (cost $1,484,558)                         1,523,607
       ----------------------------------------------------------------------
       PREFERRED STOCKS - 2.1%

       Materials - 2.1%

 1,000 Freeport McMoran Copper & Gold, Series II                        43,590
------------------------------------------------------------------------------
       Total Preferred Stocks (cost $43,288)                            43,590
       ----------------------------------------------------------------------

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS - 18.1%
             Industrials - 3.0%

      $   34 Allied Waste Industries Inc., 4.250%, 4/15/34 (Optional put   4/09 at 100.00        B+     29,240
              4/15/11)

          50 GrafTech International Limited, 1.625%, 1/15/24 (Optional       No Opt. Call        B2     33,375
              put 1/15/11)
--------------------------------------------------------------------------------------------------------------
             Information Technology - 15.1%

          99 Adaptec Inc., 0.750%, 12/22/23 (Optional put 12/22/08)       12/08 at 100.00        B-     80,809

          31 Axcelis Technologies Inc., 4.250%, 1/15/07                    1/06 at 100.85       N/R     30,535

          39 FEI Company, Convertible Notes, 5.500%, 8/15/08               8/05 at 101.83        B-     38,756

          89 International Rectifier Corporation, Convertible              7/05 at 101.21        B+     88,110
              Subordinated Notes, 4.250%, 7/15/07

          82 TriQuint Semiconductor, Inc., 4.000%, 3/01/07                 3/06 at 100.57       N/R     80,052
--------------------------------------------------------------------------------------------------------------
      $  424 Total Convertible Bonds (cost $382,338)                                                   380,877
--------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $1,910,184) - 92.4%                                             1,948,074
             ------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 7.6%                                                      161,335
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $2,109,409
             ------------------------------------------------------------------------------------------------

           #  Non-income producing.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
June 30, 2005

                                                                                                     Small-Cap     Global
                                                                                                         Value      Value
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,015,332, $1,900,570, and $1,910,184, respectively)            $2,037,345 $1,960,995
Cash                                                                                                    63,590    112,860
Receivables:
  Dividends and interest                                                                                 3,891      6,532
  Fund manager                                                                                           4,015      3,520
  Reclaims                                                                                                  11        243
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                     2,108,852  2,084,150
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables for investments purchased                                                                      12,425         --
Accrued expenses:
  12b-1 distribution and service fees                                                                        5          5
  Other                                                                                                  9,586     10,026
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                   22,016     10,031
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $2,086,836 $2,074,119
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                          $    2,605 $    2,589
Shares outstanding                                                                                         125        125
Net asset value per share                                                                           $    20.84 $    20.71
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                                   $    22.11 $    21.97
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                          $    2,595 $    2,579
Shares outstanding                                                                                         125        125
Net asset value and offering price per share                                                        $    20.76 $    20.63
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                          $    2,595 $    2,579
Shares outstanding                                                                                         125        125
Net asset value and offering price per share                                                        $    20.76 $    20.63
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                          $2,079,041 $2,066,372
Shares outstanding                                                                                      99,625     99,625
Net asset value and offering price per share                                                        $    20.87 $    20.74
--------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                     $1,999,832 $1,999,938
Undistributed net investment income                                                                      8,217     12,879
Accumulated net realized gain from investments and foreign currency transactions                        56,774        877
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                     22,013     60,425
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $2,086,836 $2,074,119
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,015,332, $1,900,570, and $1,910,184, respectively)               $1,948,074
Cash                                                                                                      173,686
Receivables:
  Dividends and interest                                                                                    6,572
  Fund manager                                                                                              6,798
  Reclaims                                                                                                     43
-----------------------------------------------------------------------------------------------------------------
    Total assets                                                                                        2,135,173
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables for investments purchased                                                                         15,242
Accrued expenses:
  12b-1 distribution and service fees                                                                           5
  Other                                                                                                    10,517
-----------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                      25,764
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $2,109,409
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                             $    2,634
Shares outstanding                                                                                            125
Net asset value per share                                                                              $    21.07
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                                                      $    22.36
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                             $    2,623
Shares outstanding                                                                                            125
Net asset value and offering price per share                                                           $    20.98
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                             $    2,623
Shares outstanding                                                                                            125
Net asset value and offering price per share                                                           $    20.98
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                             $2,101,529
Shares outstanding                                                                                         99,625
Net asset value and offering price per share                                                           $    21.09
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                        $1,999,936
Undistributed net investment income                                                                        11,007
Accumulated net realized gain from investments and foreign currency transactions                           60,572
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                        37,894
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $2,109,409
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
For the Period December 9, 2004
(commencement of operations) through June 30, 2005

                                                                                                    Small-Cap     Global
                                                                                                        Value      Value
-------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $95, $2,563 and $1,443, respectively)                      $ 21,030  $ 27,508
Interest                                                                                                  627       582
-------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                21,657    28,090
-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                        11,329    11,303
12b-1 service fees - Class A                                                                                4         4
12b-1 distribution and service fees - Class B                                                              14        14
12b-1 distribution and service fees - Class C                                                              14        14
Shareholders' servicing agent fees and expenses                                                            36        36
Custodian's fees and expenses                                                                           8,892     8,738
Trustees' fees and expenses                                                                                38        37
Professional fees                                                                                       5,170     5,168
Shareholders' reports - printing and mailing expenses                                                   3,953     3,953
Federal and state registration fees                                                                       239       239
Other expenses                                                                                            206        94
-------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                   29,895    29,600
  Custodian fee credit                                                                                   (949)   (1,256)
  Expense reimbursement                                                                               (15,506)  (13,133)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                           13,440    15,211
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   8,217    12,879
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments and foreign currency transactions                                   56,606       815
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                    22,013    60,425
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                       78,619    61,240
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           $ 86,836  $ 74,119
-------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $95, $2,563 and $1,443, respectively)                          $ 15,119
Interest                                                                                                    7,786
------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                    22,905
------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                            11,265
12b-1 service fees - Class A                                                                                    4
12b-1 distribution and service fees - Class B                                                                  14
12b-1 distribution and service fees - Class C                                                                  14
Shareholders' servicing agent fees and expenses                                                                36
Custodian's fees and expenses                                                                               9,987
Trustees' fees and expenses                                                                                    37
Professional fees                                                                                           5,169
Shareholders' reports - printing and mailing expenses                                                       5,643
Federal and state registration fees                                                                           239
Other expenses                                                                                                 94
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                       32,502
  Custodian fee credit                                                                                     (2,228)
  Expense reimbursement                                                                                   (18,362)
------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               11,912
------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      10,993
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments and foreign currency transactions                                       60,522
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                        37,894
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                           98,416
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                               $109,409
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets
For the Period December 9, 2004
(commencement of operations) through June 30, 2005


                                                                                                     Small-Cap     Global
                                                                                                         Value      Value
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                               $    8,217 $   12,879
Net realized gain from investments and foreign currency transactions                                    56,606        815
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                     22,013     60,425
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              86,836     74,119
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                                         2,000,000  2,000,000
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                              2,000,000  2,000,000
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                           2,086,836  2,074,119
Net assets at the beginning of period                                                                       --         --
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                     $2,086,836 $2,074,119
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of period                                            $    8,217 $   12,879
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value
                                                                                                    Opportunities
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                  $   10,993
Net realized gain from investments and foreign currency transactions                                       60,522
Net unrealized appreciation of investments and translation of assets and liabilities denominated in
 foreign currencies                                                                                        37,894
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                109,409
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                                            2,000,000
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                                 2,000,000
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                              2,109,409
Net assets at the beginning of period                                                                          --
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                        $2,109,409
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of period                                               $   11,007
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Small-Cap Value Fund ("Small-Cap Value"), Nuveen NWQ Global Value Fund ("Global Value") and Nuveen NWQ Value Opportunities Fund ("Value Opportunities") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1996.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase (currently from $50 million to $2 billion) that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At June 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are


----
22
sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. To the extent that a Fund invests in securities or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Forward Foreign Currency Exchange Transactions
Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the investment adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued at the forward rate and are valued daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Other Derivative Financial Instruments
The Funds may also invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 9, 2004 (commencement of operations) through June 30, 2005.


----
23

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period December 9, 2004 (commencement of operations) through June 30, 2005, were as follows:

                                      Small-Cap Value
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

                                        Global Value
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

                                     Value Opportunities
                                     ------------------
                                      Shares      Amount
                        --------------------------------
                        Shares sold:
                          Class A        125  $    2,500
                          Class B        125       2,500
                          Class C        125       2,500
                          Class R     99,625   1,992,500
                        --------------------------------
                        Net increase 100,000  $2,000,000
                        --------------------------------

3. Securities Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period December 9, 2004 (commencement of operations) through June 30, 2005, were as follows:

                                  Small-Cap     Global         Value
                                      Value      Value Opportunities
            --------------------------------------------------------
            Purchases            $2,398,388 $2,015,862    $2,688,094
            Sales and maturities    439,830    116,169       839,054
            --------------------------------------------------------


----
24

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments was as follows:

                                 Small-Cap     Global         Value
                                     Value      Value Opportunities
            -------------------------------------------------------
            Cost of investments $2,015,332 $1,900,570    $1,911,564
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

                                             Small-Cap    Global         Value
                                                 Value     Value Opportunities
 ------------------------------------------------------------------------------
 Gross unrealized:
   Appreciation                             $ 191,358  $123,283       $ 92,098
   Depreciation                              (169,345)  (62,858)       (55,588)
 ------------------------------------------------------------------------------
 Net unrealized appreciation of investments $  22,013  $ 60,425       $ 36,510
 ------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net realized gains at June 30, 2005, were as follows:


                                             Small-Cap  Global         Value
                                                 Value   Value Opportunities
   -------------------------------------------------------------------------
   Undistributed net ordinary income*          $64,990 $13,755       $72,958
   Undistributed net long-term capital gains        --      --            --
   -------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .8000%
              For the next $125 million                    .7875
              For the next $250 million                    .7750
              For the next $500 million                    .7625
              For the next $1 billion                      .7500
              For net assets over $2 billion               .7250
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
25

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest. NWQ is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Funds through July 31,2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, 1.45% and 1.25% of the average daily net assets of Small-Cap Value, Global Value and Value Opportunities, respectively. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

At June 30, 2005, Nuveen Investments, Inc. owned 99,500 shares of Class R of Small-Cap Value, Global Value and Value Opportunities. At June 30, 2005, the Adviser owned 125 shares of each of Small-Cap Value's, Global Value's and Value Opportunities' Class A, B, C and R.


----
26

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations     Less Distributions
                          --------------------------- ---------------------                   ----------------------------
                                                                                                        Before Credit/
                                                                                                         Reimbursement
SMALL-CAP VALUE                                                                                      ------------------
                                                                                                                   Ratio
                                                                                                                  of Net
                                                                                                                 Invest-
                                                                                                                    ment
                                                                                                     Ratio of     Income
                                Net                                                                  Expenses     (Loss)
                Beginning   Invest-         Net           Net               Ending            Ending       to         to
                      Net      ment   Realized/       Invest-                  Net               Net  Average    Average
                    Asset    Income  Unrealized          ment Capital        Asset     Total  Assets      Net        Net
                    Value (Loss)(a)        Gain Total  Income   Gains Total  Value Return(b)   (000)   Assets     Assets
---------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05         $20.00     $ .05        $.79  $.84     $--     $--   $-- $20.84      4.20% $    3     2.85%*    (.96)%*
Class B (12/04)
  12/09/04 -
   6/30/05          20.00      (.03)        .79   .76      --      --    --  20.76      3.80       3     3.60*    (1.70)*
Class C (12/04)
  12/09/04 -
   6/30/05          20.00      (.03)        .79   .76      --      --    --  20.76      3.80       3     3.60*    (1.70)*
Class R (12/04)
  12/09/04 -
   6/30/05          20.00       .08         .79   .87      --      --    --  20.87      4.35   2,079     2.61*     (.72)*
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                       After            After Credit/
                  Reimbursement(c)     Reimbursement(d)
SMALL-CAP VALUE ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                              ment                 ment
                Ratio of    Income   Ratio of    Income
                Expenses    (Loss)   Expenses    (Loss)
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
                     Net       Net        Net       Net    Turnover
                  Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05          1.49%*     .40%*     1.42%*     .47%*        22%
Class B (12/04)
  12/09/04 -
   6/30/05          2.24*     (.35)*     2.17*     (.28)*        22
Class C (12/04)
  12/09/04 -
   6/30/05          2.24*     (.35)*     2.17*     (.28)*        22
Class R (12/04)
  12/09/04 -
   6/30/05          1.25*      .64*      1.17*      .72*         22
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
27

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations     Less Distributions
                        -------------------------- ---------------------                   ----------------------------
                                                                                                     Before Credit/
                                                                                                      Reimbursement
GLOBAL VALUE                                                                                      ------------------
                                                                                                                Ratio
                                                                                                               of Net
                                                                                                              Invest-
                                                                                                                 ment
                                                                                                  Ratio of     Income
                              Net                                                                 Expenses     (Loss)
              Beginning   Invest-        Net           Net               Ending            Ending       to         to
                    Net      ment  Realized/       Invest-                  Net               Net  Average    Average
                  Asset    Income Unrealized          ment Capital        Asset     Total  Assets      Net        Net
                  Value (Loss)(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)   Assets     Assets
------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05       $20.00      $.10       $.61  $.71     $--     $--   $-- $20.71      3.55% $    3     2.87%*    (.41)%*
Class B (12/04)
  12/09/04 -
   6/30/05        20.00       .01        .62   .63      --      --    --  20.63      3.15       3     3.62*    (1.16)*
Class C (12/04)
  12/09/04 -
   6/30/05        20.00       .01        .62   .63      --      --    --  20.63      3.15       3     3.62*    (1.16)*
Class R (12/04)
  12/09/04 -
   6/30/05        20.00       .13        .61   .74      --      --    --  20.74      3.70   2,066     2.59*     (.13)*
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                               After            After Credit/
                          Reimbursement(c)     Reimbursement(d)
GLOBAL VALUE            ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
                            ment                 ment
              Ratio of    Income   Ratio of    Income
              Expenses    (Loss)   Expenses    (Loss)
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
                   Net       Net        Net       Net    Turnover
                Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05        1.72%*     .74%*     1.58%*     .88%*         6%
Class B (12/04)
  12/09/04 -
   6/30/05        2.47*     (.01)*     2.33*      .13*          6
Class C (12/04)
  12/09/04 -
   6/30/05        2.47*     (.01)*     2.33*      .13*          6
Class R (12/04)
  12/09/04 -
   6/30/05        1.44*     1.02*      1.33*     1.13*          6
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
28

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations     Less Distributions
                        -------------------------- ---------------------                   ----------------------------
                                                                                                     Before Credit/
                                                                                                      Reimbursement
VALUE OPPORTUNITIES                                                                               ------------------
                                                                                                                Ratio
                                                                                                               of Net
                                                                                                              Invest-
                                                                                                                 ment
                                                                                                  Ratio of     Income
                              Net                                                                 Expenses     (Loss)
              Beginning   Invest-        Net           Net               Ending            Ending       to         to
                    Net      ment  Realized/       Invest-                  Net               Net  Average    Average
                  Asset    Income Unrealized          ment Capital        Asset     Total  Assets      Net        Net
                  Value (Loss)(a)       Gain Total  Income   Gains Total  Value Return(b)   (000)   Assets     Assets
------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05       $20.00      $.08       $.99 $1.07     $--     $--   $-- $21.07      5.35% $    3     3.12%*   (1.10)%*
Class B (12/04)
  12/09/04 -
   6/30/05        20.00        --        .98   .98      --      --    --  20.98      4.90       3     3.87*    (1.85)*
Class C (12/04)
  12/09/04 -
   6/30/05        20.00        --        .98   .98      --      --    --  20.98      4.90       3     3.87*    (1.85)*
Class R (12/04)
  12/09/04 -
   6/30/05        20.00       .11        .98  1.09      --      --    --  21.09      5.45   2,102     2.86*     (.84)*
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                                         After            After Credit/
                                    Reimbursement(c)     Reimbursement(d)
VALUE OPPORTUNITIES               ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
                            ment                 ment
              Ratio of    Income   Ratio of    Income
              Expenses    (Loss)   Expenses    (Loss)
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
                   Net       Net        Net       Net    Turnover
                Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (12/04)
  12/09/04 -
   6/30/05        1.51%*     .52%*     1.30%*     .73%*        45%
Class B (12/04)
  12/09/04 -
   6/30/05        2.26*     (.23)*     2.05*     (.02)*        45
Class C (12/04)
  12/09/04 -
   6/30/05        2.26*     (.23)*     2.05*     (.02)*        45
Class R (12/04)
  12/09/04 -
   6/30/05        1.24*      .77*      1.05*      .97*         45
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen NWQ Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 9, 2004 (commencement of operations) through June 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
August 23, 2005


----
30

                                     Notes

--------------------------------------------------------------------------------
31

                                     Notes

--------------------------------------------------------------------------------
32

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Asset         153
10/28/42                                                      Management, President and CEO, Banc One
333 W. Wacker Drive                                           Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
33

  Trustees and Officers
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                Position(s)     Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed/(2)/ During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                            Operating Officer, (retired, 2004);
333 W. Wacker Drive                                Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                  estate investment company; formerly, Vice
                                                   President, Miller-Valentine Realty, a
                                                   construction company; Board Member and Chair
                                                   of the Finance Committee, member of the
                                                   Audit Committee of Premier Health Partners,
                                                   the not-for-profit company of Miami Valley
                                                   Hospital; Board Member, formerly Chair,
                                                   Dayton Development Coalition; President,
                                                   Dayton Philharmonic Orchestra Association;
                                                   formerly, Member, Community Advisory Board,
                                                   National City Bank, Dayton, Ohio and
                                                   Business Advisory Council, Cleveland Federal
                                                   Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005       Senior Vice President for Business and             155
1/22/50                                            Finance (since 1997), Northwestern
333 W. Wacker Drive                                University; Director (since 2003), Chicago
Chicago, IL 60606                                  Board of Options Exchange; Director (since
                                                   2003), National Mentor Holdings, a
                                                   privately-held, national provider of home
                                                   and community-based services; Chairman
                                                   (since 1997), Board of Directors, Rubicon,
                                                   an insurance company owned by Northwestern
                                                   University; Director (since 1997), Evanston
                                                   Chamber of Commerce and Evanston Inventure,
                                                   a business development organization.
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                Position(s)     Year First                                                  Fund Complex
Birthdate            Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed/(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                       formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp./4/;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Managing Director
                                                   (since 2004) and Assistant Secretary (since
                                                   1994) of Nuveen Investments, Inc.; Assistant
                                                   Secretary of NWQ Investment Management
                                                   Company, LLC (since 2002); Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004       Managing Director (since 2005), previously,        155
9/22/63                                            Vice President (since 2002), formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1999) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Chartered Financial
                                                   Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                 Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                     Nuveen Investments, LLC.
Chicago, IL 60606

----
34

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                 Position(s)     Year First                                                  Fund Complex
Birthdate             Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed/(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                 (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                 of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                   Vice President and Treasurer of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp./4/ (since 1999); Vice
                                                    President and Treasurer of Nuveen Asset
                                                    Management (since 2002) and of Nuveen
                                                    Investments Advisers Inc.; Assistant
                                                    Treasurer of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Treasurer of Nuveen Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                 General Counsel (since 1998); formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1998) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Vice President
                                                    (since 2002) and Assistant Secretary (since
                                                    1998), formerly, Assistant Vice President of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/; and (since
                                                    2005) Nuveen Asset Management.


---------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998       Managing Director (since 2004) formerly,           155
10/24/45                                            Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                 Managing Director (since 2004) formerly,
Chicago, IL 60606                                   Vice President (since 1998) of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp./4/; Managing Director (since
                                                    2005) of Nuveen Asset Management.


---------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                              Investments, LLC; Managing Director (since
333 W. Wacker Drive                                 2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                   of Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/; Managing
                                                    Director (since 2001) of Nuveen Asset
                                                    Management; Vice President (since 2002) of
                                                    Nuveen Investment Advisers Inc.; Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                Controller (since 1998) of Nuveen
333 W. Wacker Drive                                 Investments, LLC; formerly, Vice President
Chicago, IL 60606                                   and Funds Controller (1998-2004) of Nuveen
                                                    Investments, Inc.; Certified Public
                                                    Accountant.


---------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004       Vice President and Deputy Director of              155
4/13/56               and Chief                     Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                    Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                       Advisers Inc., Nuveen Asset Management and
                                                    Rittenhouse Asset Management, Inc.;
                                                    previously, Vice President and Deputy
                                                    Director of Compliance (2004) of Nuveen
                                                    Advisory Corp. and Nuveen Institutional
                                                    Advisory Corp.;/4/ formerly, Senior Attorney
                                                    (1994 to 2004), The Northern Trust Company.


---------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000       Vice President (since 2000) of Nuveen              155
3/22/63                                             Investments, LLC; Certified Public
333 W. Wacker Drive                                 Accountant.
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002       Vice President (since 1999) of Nuveen              155
8/27/61                                             Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
35

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,               Position(s)     Year First                                                  Fund Complex
Birthdate           Held with       Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed/(3)/ During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                 Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                     Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp./4/;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and Vice President (since 2005) and of
                                                  Nuveen Asset Management; Vice President
                                                  (since 2000), Assistant Secretary and
                                                  Assistant General Counsel (since 1998) of
                                                  Rittenhouse Asset Management; Vice President
                                                  and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002).



(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
36

  Fund Information
================================================================================


 Fund Manager              Legal Counsel              Transfer Agent and
 Nuveen Asset Management*  Chapman and Cutler LLP     Shareholder Services
 333 West Wacker Drive     Chicago, IL                Boston Financial
 Chicago, IL 60606                                    Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
 Sub-Adviser               Public Accounting Firm     P.O. Box 8530
 NWQ Investment Management PricewaterhouseCoopers LLP Boston, MA 02266-8530
 Company, LLC              Chicago, IL                (800) 257-8787
 2049 Century Park East
 Los Angeles, CA 90067     Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.


Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.


Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

*NAC and NIAC Merge into NAM -- Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp. (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.


================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-NWQ-0605D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended             Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
June 30, 2005                      to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                7,766                   0              368                0
Balanced Stock & Bond Fund                6,993                   0              269                0
Large-Cap Value Fund                     25,357                   0            2,324                0
NWQ Multi-Cap Value Fund                 17,431                   0              731                0
NWQ Global Value Fund                     4,610                   0                0                0
NWQ Small-Cap Value Fund                  4,612                   0                0                0
NWQ Value Opportunities Fund              4,611                   0                0                0
                              -----------------------------------------------------------------------
  Total                       $          71,380  $                0  $         3,692  $             0

                                       Percentage Approved Pursuant to Pre-approval Exception
                              -----------------------------------------------------------------------
                              Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
                                   to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                    0                   0                0                0
Balanced Stock & Bond Fund                    0                   0                0                0
Large-Cap Value Fund                          0                   0                0                0
NWQ Multi-Cap Value Fund                      0                   0                0                0
NWQ Global Value Fund                         0                   0                0                0
NWQ Small-Cap Value Fund                      0                   0                0                0
NWQ Value Opportunities Fund                  0                   0                0                0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended             Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
June 30, 2004                      to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                8,067                   0              116                0
Balanced Stock & Bond Fund                7,339                   0               80                0
Large-Cap Value Fund                     20,220                   0              712                0
NWQ Multi-Cap Value Fund                  7,990                   0               70                0
NWQ Global Value Fund                       N/A                 N/A              N/A              N/A
NWQ Small-Cap Value Fund                    N/A                 N/A              N/A              N/A
NWQ Value Opportunities Fund                N/A                 N/A              N/A              N/A
                              -----------------------------------------------------------------------
  Total                       $          43,616  $                0  $           978  $             0

                                       Percentage Approved Pursuant to Pre-approval Exception
                              -----------------------------------------------------------------------
                              Audit Fees Billed  Audit-Related Fees      Tax Fees     All Other Fees
                                   to Funds        Billed to Funds   Billed to Funds  Billed to Funds
-----------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                    0                   0                0                0
Balanced Stock & Bond Fund                    0                   0                0                0
Large-Cap Value Fund                          0                   0                0                0
NWQ Multi-Cap Value Fund                      0                   0                0                0
NWQ Global Value Fund                       N/A                 N/A              N/A              N/A
NWQ Small-Cap Value Fund                    N/A                 N/A              N/A              N/A
NWQ Value Opportunities Fund                N/A                 N/A              N/A              N/A

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
Fiscal Year Ended           Affiliated Fund       Affiliated Fund   and Affiliated Fund
June 30, 2005              Service Providers     Service Providers   Service Providers
---------------------------------------------------------------------------------------
Nuveen Investment Trust  $                  0   $           49,500  $                 0


                             Percentage Approved Pursuant to Pre-approval Exception
                         --------------------------------------------------------------
                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
                            Affiliated Fund       Affiliated Fund   and Affiliated Fund
                           Service Providers     Service Providers   Service Providers
                         --------------------------------------------------------------
                                             0%                  0%                   0%

The above "Tax Fees" are fees billed to the Adviser for Fund tax return preparation.

                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
Fiscal Year Ended           Affiliated Fund       Affiliated Fund   and Affiliated Fund
June 30, 2004              Service Providers     Service Providers   Service Providers
---------------------------------------------------------------------------------------
Nuveen Investment Trust  $                   0  $                0  $                 0

                             Percentage Approved Pursuant to Pre-approval Exception
                         --------------------------------------------------------------
                           Audit-Related Fees   Tax Fees Billed to     All Other Fees
                         Billed to Adviser and      Adviser and      Billed to Adviser
                            Affiliated Fund       Affiliated Fund   and Affiliated Fund
                           Service Providers     Service Providers   Service Providers
                         --------------------------------------------------------------
                                             0%                  0%                   0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                      Total Non-Audit Fees
                                                     billed to Adviser and
                                                    Affiliated Fund Service     Total Non-Audit Fees
                                                     Providers (engagements    billed to Adviser and
                                                    related directly to the   Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees  operations and financial    Providers (all other
June 30, 2005                   Billed to Trust     reporting of the Trust)         engagements)        Total
--------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                     368                    49,500                        0   49,868
Balanced Stock & Bond Fund                     269                    49,500                        0   49,769
Large-Cap Value Fund                         2,324                    49,500                        0   51,824
NWQ Multi-Cap Value Fund                       731                    49,500                        0   50,231
NWQ Global Value Fund                            0                    49,500                        0   49,500
NWQ Small-Cap Value Fund                         0                    49,500                        0   49,500
NWQ Value Opportunities Fund                     0                    49,500                        0   49,500
                              --------------------------------------------------------------------------------
  Total                       $              3,692                            $                     0

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax Fees" billed to Adviser in the amount of $49,500 from previous table.

                                                      Total Non-Audit Fees
                                                     billed to Adviser and
                                                    Affiliated Fund Service     Total Non-Audit Fees
                                                     Providers (engagements    billed to Adviser and
                                                    related directly to the   Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees  operations and financial    Providers (all other
June 30, 2004                   Billed to Trust     reporting of the Trust)         engagements)        Total
--------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Muni & Stock Fund                     116                         0                        0      116
Balanced Stock & Bond Fund                      80                         0                        0       80
Large-Cap Value Fund                           712                         0                        0      712
NWQ Multi-Cap Value Fund                        70                         0                        0       70
NWQ Global Value Fund                          N/A                       N/A                      N/A      N/A
NWQ Small-Cap Value Fund                       N/A                       N/A                      N/A      N/A
NWQ Value Opportunities Fund                   N/A                       N/A                      N/A      N/A
                              --------------------------------------------------------------------------------
  Total                       $                978  $                      0  $                     0  $   978

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date September 7, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date September 7, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date September 7, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.